As filed with the Securities and Exchange Commission on April 20, 2023

Registration Nos. 333-45592
and 811-10121

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 29	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 30	X

AMERICAN FAMILY VARIABLE ACCOUNT II
(Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY
(Name of Depositor)

6000 American Parkway, Madison, Wisconsin 53783-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-MY AMFAM (1-800-692-6326)

Krystle L. Garcia, Esq.
American Family Life Insurance Company
6000 American Parkway, Madison, Wisconsin 53783-0001
(Name and Address of Agent for Service)

Copy to:
Thomas E. Bisset
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2023 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on May 1, 2023 pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Flexible Premium Variable Annuity Contracts

Variable Annuity Prospectus	May 1, 2023

American Family Variable
Annuity Contract
Flexible Premium Variable Annuity
issued by
American Family Life Insurance Company
through the
American Family Variable Account II
administered by
Kansas City Life Insurance Company
The American Family Variable Annuity Contract (the “Contract”) currently has 11 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 10 Subaccounts.
For information regarding portfolio fees and expenses, see “Fee Table – Annual Portfolio Operating Expenses.”
The Contract is not available to new purchasers.
Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Contract. All material state variations are described in the prospectus.
We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.)
The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.
Variable annuity contracts involve certain risks, and you may lose some or all of your investment.
•	The investment performance of the portfolios in which the Subaccounts invest will vary.
•	We do not guarantee how any of the portfolios will perform.
•	The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
•	Neither the U.S. Government nor any Federal agency insures your investment in the Contract.
The tax deferral feature of the variable annuity provides no additional benefit beyond the tax deferral of a qualified retirement plan. If you intend to use the variable annuity to fund a tax-qualified retirement plan, such as an IRA, you should have reasons other than tax deferral for doing so.
A complete list of the Portfolios available under this Contract is available in Appendix A to this prospectus: Portfolios Available Under the Contract.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary
For your convenience, We are providing a glossary of the special terms We use in this prospectus.
Accumulation Period
The period of time beginning on the Annuity Contract Date and ending on the earlier of:
•	the Annuity Commencement Date; or
•	the date this Contract terminates.
Accumulation Value
The amount during the Accumulation Period calculated as:
•	the Variable Account Accumulation Value; plus
•	the Fixed Account Accumulation Value.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Contract, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409, Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
American Family, We, Us, Our
American Family Life Insurance Company.
Annuitant
The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.
Annuity Commencement Date
The date, unless later changed, on which We base the beginning date of the income payments.
Annuity Contract Date
The date shown on the Contract schedule that determines each:
•	Contract year;
•	Contract anniversary; and
•	Contract month.
Application
The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.
Attained Age
The Annuitant’s age, at his/her nearest birthday.
Beneficiary
The person selected to receive the Death Benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The amount that We will pay upon the death of the Owner or the Annuitant.
Fixed Account
An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.
Fixed Account Accumulation Value
The amount under the Annuity Contract in the Fixed Account.
Free-Look Period
The period during which you may examine the Contract and receive a refund by either returning the Contract to Us or providing written notice of cancellation.
Fund
An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing – or when appropriate by telephone – along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Income Payments
The amount that the Proceeds or Death Benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.
Issue Date
The date that this Contract was issued.
Owner (you, your)
The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract.
Planned Premium
The amount that the Owner requests to be billed, unless later changed.
Premium Tax
The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.

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Proceeds
The amount We pay subject to the Contract’s provisions:
•	upon the surrender or partial surrender of this Contract; or
•	upon full or partial annuitization.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
SEC
The Securities and Exchange Commission, a United States government agency.
Surrender Charge
The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.
Surrender Value
An amount equal to: the Accumulation Value on the surrender date; minus any Surrender Charge, any applicable state Premium Tax and any portion of the annual contract fee due Us.
Valuation Period
The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.
Variable Account
American Family Variable Account II.
Variable Account Accumulation Value
The amount under the Contract in the Variable Account.

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Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender or partially surrender (withdraw money from) your Contract during the first nine Contract years, a Surrender Charge of up to 8% will be deducted.  In the tenth Contract year and after, there is no Surrender Charge. You will also pay a partial surrender processing fee of 2% of the amount withdrawn, up to $25, for each partial surrender.
For example, if you purchased a Contract and were to partially surrender (withdraw) $100,000 during the surrender charge period, you would be assessed a maximum charge of $8,000 on the amount surrendered.
Reference “Fees and Charges – Surrender Charge”

Transaction Charges	In addition to Surrender Charges, you may be charged for other transactions such as when you complete more than 12 transfers during a Contract year. Reference “Transfers Between Investment Options”
Ongoing Fees and Expenses (Annual Charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	1.19% [1]	1.19% [1]
	Investment options (Portfolio Company fees and expenses)	0.15% [2]	0.85% [2]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $1,563	Highest Annual Cost: $2,318
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers, or withdrawals

Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers, or withdrawals

Reference “Fee Table”, “Fees and Charges”, and “Appendix A: Portfolio Companies Available Under the Contract”

1 We calculate the Base Contract fee by dividing the total amount we receive from the annual contract fee, mortality and expense risk charge, and asset-based administrative charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.
2 As a percentage of Portfolio assets.
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RISKS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal. Reference “Principal Risks of Investing in the Contract – Investment Risk”
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
Surrender Charges apply for up to nine Contract years and will reduce the value of your Contract if surrenders are made during that time.
The tax deferral benefit is more beneficial to investors with a long time horizon.
Reference “Principal Risks of Investing in the Contract – Surrender and Partial Surrender (withdrawal) Risks”

Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of each of the Subaccounts. The Subaccounts and the Fixed Account each have their own unique risks. You should review all of the investment options before making an investment decision.
Reference “Principal Risks of Investing in the Contract – Investment Risk”

Insurance Company Risks
Any obligations, guarantees, and benefits of the contract, including the Fixed Account investment option, are subject to the claims-paying ability of American Family Life Insurance Company.  If American Family experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of American Family Life Insurance Company is available upon request by contacting Our Administrative Service Center.
Reference “The Fixed Account”

RESTRICTIONS
Investments
The first 12 transfers during each Contract year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract year.
We reserve the right to remove or substitute Portfolio Companies as investment options.
Reference “Transfers Between Investment Options” and “The Portfolios – Portfolio Management Fees and Charges”

Optional Benefits	This Contract does not offer optional benefits for purchase.
TAXES
Tax Implications
Earnings on your contract are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½. The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should purchase the Contract within a tax-qualified plan only for reasons other than tax deferral. We encourage you to consult your own tax adviser before making a purchase of the Contract.
Reference “Federal Tax Matters”

CONFLICTS OF INTEREST
Investment Professional Compensation
Commissions are paid to broker-dealers for the sale of Contracts. In addition, we may pay an asset-based commission or other amounts in certain circumstances. All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Reference “Other Information – Distribution of the Contracts” and “The Portfolios – Portfolio Management Fees and Charges”

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CONFLICTS OF INTEREST
Exchanges
Some broker-dealers may have a financial incentive to offer a new contract in place of your existing Contract. You should replace (exchange) your existing Contract only when you determine that the new contract is better for you, after comparing the features, fees, and risks of both contracts.
Reference “Other Information – Replacement of Contracts”

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Overview of the Contract
These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.
Purpose
An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date.  The Contract is designed for investors seeking long term tax deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long term investment purposes. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract.
Phases of the Contract
Your Contract has two phases.
Phase 1: Accumulation Period: During the Accumulation Period, you can allocate money to any combination of investment options. You will have the opportunity to allocate premiums to the Subaccounts and the Fixed Account. The Fixed Account has a minimum guaranteed interest rate of 3%. The assets of each Subaccount are invested in a corresponding Fund. Any earnings on your investments accumulate tax-postponed until they are withdrawn. More information about the Funds, including a list of Funds available and the investment objectives of each Fund, is provided in the Appendix. See “Appendix A: Portfolio Companies Available Under the Contract.”
Phase 2: Payout Period: The payout period begins once annuitize and start receiving regular income payments from the Contract. The money you can accumulate during the Accumulation Period will directly determine the dollar amount of any income payments you receive. If you annuitize, you will be unable to make withdrawals, and the Death Benefits will terminate.
Contract Features
The American Family Variable Annuity Contract is a special kind of annuity that features:
•	Flexible Premiums – you may add premium payments at any time during the Accumulation Period.
•	Tax-Postponement – you generally do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the Death Benefit.
•
Variable Investments – you can direct your premium into any of ten Subaccounts. Each Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.

You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.
How to Invest
You can pay an additional premium of $50 or more at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center. Alternatively, you may authorize Us to draw on an account by electronic debit.
We may limit the total premium(s) paid to Us during any Contract year.
The Contract is not available to new purchasers.
Transfers
You have the flexibility to transfer assets within your Contract. At any time during the Accumulation Period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.
•
Transfers from one or more Subaccounts to the Fixed Account, from the Fixed Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less.

•	Only one transfer may be made from the Fixed Account each Contract year.
•
You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers. (For Oregon contracts only: each transfer after the twelfth transfer in a Contract year is subject to Our approval.)

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Automatic Asset Reallocation Program
Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually, or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the Accumulation Period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.
Dollar Cost Averaging Program
The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual, or annual basis) a set dollar amount from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the Accumulation Period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.
Access to Your Money
During the Accumulation Period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.
Partial surrenders are subject to the following conditions:
•	the minimum amount you can withdraw is $250; and
•	you may not make a partial surrender if the withdrawal plus the Surrender Charge and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.
Surrenders and partial surrenders may be subject to a Surrender Charge. In any Contract year after the first, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a Surrender Charge.
You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.
Death Benefit
We will pay a Death Benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.
The Death Benefit equals the greater of:
•
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

•	the minimum Death Benefit. The minimum Death Benefit equals the sum of all premium payments, minus reductions for partial surrenders.
If the Annuitant or Owner is Attained Age 80 or older at the time of death, the Death Benefit is the Accumulation Value as determined above.
Settlement Options
The Contract allows you to receive income payments under one of six settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.
We will use your Accumulation Value (less any applicable Premium Taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.

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Fee Table
The following tables describe the fees and expenses that are payable when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account. State Premium Taxes may also be deducted.
Your Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Partial Surrender Processing Fee	2% of amount withdrawn up to $25	2% of amount withdrawn up to $25
Surrender Charge (as a percentage of your premium payment)[3]	8%	8%
Transfer Fee[4]	$25	$25
[3]
We do not assess a Surrender Charge on Death Benefit payments or the free withdrawal amount. We do assess a Surrender Charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases. See “Fees and Charges – Surrender Charge.”

[4]	We waive the transfer fee for the first twelve transfers in a Contract year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract year.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including the fees and expenses for each portfolio.
Your Periodic Expenses	Guaranteed Maximum Charge	Current Charge
Annual Contract Fee[5]	$50	$30
Base Contract Expenses (as a percentage of average daily net assets in the Subaccounts)[6]	1.15%	1.15%
[5]
We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is $20,000 or over on the date of assessment.

[6]	The Base Contract Expenses include a mortality and expense risk charge of 1.00% and an asset-based administrative charge of 0.15%.
The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2022. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.
Annual Portfolio Operating Expenses[7]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.15%	0.85%
[7]	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

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Examples
The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge, and portfolio fees and expenses.
Each Example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.
Example 1
The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the “Annual Portfolio Operating Expenses” table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.
(1)	If you decide to fully surrender your Contract or annuitize your Contract at the end of the applicable time period and Surrender Charges are deducted:
1 Year	3 Years	5 Years	10 Years
$10,185	$12,738	$15,546	$24,779
(2)  If you decide not to surrender your Contract (Surrender Charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$2,185	$6,738	$11,546	$24,779
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Example 2
The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the “Annual Portfolio Operating Expenses” table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.
(1)	If you decide to fully surrender your Contract or annuitize your Contract at the end of the applicable time period and Surrender Charges are deducted:
1 Year	3 Years	5 Years	10 Years
$9,418	$10,406	$11,610	$16,670
(2)  If you decide not to surrender your Contract (Surrender Charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$1,418	$4,406	$7,610	$16,670

Please remember that the examples are simply illustrations and do not represent past or future expenses.
Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
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Principal Risks of Investing in the Contract
Investment Risk
If you invest your Accumulation Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subaccounts (to which Accumulation Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to the Fixed Account, then we credit your Fixed Account Accumulation Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a minimum guaranteed interest rate. See “The Fixed Account” and “Investment Performance of the Subaccounts.” Investment in the Contract should not be viewed as a short-term investment.
Tax Risks
Under existing tax law there generally should be no federal income tax on increases in the Accumulation Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment of a Contract. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. See “Federal Tax Matters.”
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Surrender and Partial Surrender (withdrawal) Risks
During the first nine Contract years, we will deduct a Surrender Charge from the Accumulation Value when you surrender the Contract or make a partial surrender (withdrawal). We do not assess a Surrender Charge on:
•	the Death Benefit;
•	the withdrawal of premium payments you paid Us more than nine years ago;
•	Proceeds applied to a settlement option with a fixed payout period of at least five years;
•	Proceeds applied to a settlement option with a life contingency; or
•	the free withdrawal amount.
In no event will the total Surrender Charges we assess under a Contract exceed 8% of the total premiums paid.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.
A surrender or partial surrender may have tax consequences. See “Fees and Charges – Surrender Charge.”
Risk of Frequent Transfers
We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds. See “Transfers Between Investment Options – Additional Limitations on Transfers.”
Insurance Company Risk
An investment in the Contract is subject to the risks related to American Family Life Insurance Company. To the extent that We are required to pay you amounts in addition to your Accumulation Value under any guarantees under the Contract, including the Death Benefit, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you should look to Our financial strength in meeting the guarantees under the Contract.
Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, loss, corruption and destruction of data maintained online or digitally, interference with or denial of

14

service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting Us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Accumulation Value. For instance, systems failures and cyber-attacks may interfere with Our processing of Contract transactions, including the processing of orders with the portfolios, impact Our ability to calculate Accumulation Value, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the portfolios or the issuers of securities in which the portfolios invest, which may cause the portfolios underlying your Contract to lose value. There can be no assurance that We or the portfolios or Our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. The risk of cyber-attacks may be higher during periods of geopolitical turmoil.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect Our ability to conduct business. A natural or man-made disaster, including a pandemic (such as the COVID-19 pandemic), could affect the ability, or willingness, of Our workforce and employees of service providers and third party administrators to perform their job responsibilities. Events may negatively affect the computer and other systems on which We rely and may interfere Our processing of Contract-related transactions, including the processing of order from Owners and orders with the portfolios, impact Our ability to calculate Accumulation Value, or have other possible negative impacts. These events may also impact the portfolios or the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that We, the Funds or Our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

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About American Family Life Insurance Company and the Variable Account
American Family Life Insurance Company
American Family Life Insurance Company is located at P.O. Box 219409 Kansas City, Missouri 64121-9409.
We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.
We are a wholly owned subsidiary of American Family Mutual Insurance Company, S.I. (“American Family Mutual”). American Family Mutual is one of the leading property/casualty insurance companies in the United States and offers a broad line of insurance coverage to individuals and businesses, including automobile, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal, and fire coverage.
American Family Life Insurance Company has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts.
The Variable Account
We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:
•	Fidelity® Variable Insurance Products Fund
•	Vanguard® Variable Insurance Fund
The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.
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Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Contracts. In contrast, all assets held in Our General Account are subject to Our general liabilities from business operations. The Fixed Account is part of Our General Account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.

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If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “Other Information – Modifying the Contract.”

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The Portfolios
The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.
Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.
For more detailed information about the Portfolio Companies – including each portfolio’s name, investment objectives, investment adviser and sub-adviser, current expenses, and performance – see “Appendix: Portfolio Companies Available Under the Contract.”
There is no assurance that any of the portfolios will achieve its stated objective(s). Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You can view copies of these prospectuses at https://pex.broadridge.com/funds.asp?cid=amfamily.  You should read these prospectuses carefully.
These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the portfolio you have chosen.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
We select the portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulation Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.10% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Contracts. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL, also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio’s investment return.
Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

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The Accumulation Period
The Accumulation Period begins when We issue your Contract and continues until the Annuity Commencement Date. The Accumulation Period will also end if you surrender your Contract, or a Death Benefit is payable, before the payout period.
Purchasing a Contract
We require an initial premium payment of $750 or more to purchase the Contract. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.
Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment. If you purchased the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.
We will not issue you a Contract if the Annuitant is older than Attained Age 80 on the Issue Date.
Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward Applications and premium payments to Our Administrative Service Center, on a timely basis.
The Contract is not available to new purchasers.
Cancellation – The 10 Day Free-Look Period
You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation or return the Contract to Us at Our Administrative Service Center before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver the Contract to you.
Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any Surrender Charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.
Designating Your Investment Options
You instruct Us on how to allocate your first premium payment among the ten Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.
If your Application is complete, the distributor of the Contracts approves the Application, and your premium payment has been received at Our Administrative Service Center, We will issue your Contract within two Business Days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed Application and premium payment at Our Administrative Service Center before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.
If your Application is incomplete, We will contact you and seek to complete it within five Business Days. If We cannot complete your Application within five Business Days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary Application information. We regard the distributor’s approval of any Application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such Application, payment or request.
The date We credit your initial premium payment to your Contract is the Issue Date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.
We may reject any Application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.
Additional Premium Payments
There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments.You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; or (b) the date you surrender the Contract.
We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.
We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them in Good Order at Our Remittance Processing Center. Our Business Day ends at 4:00

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p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.
We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your instructions in effect at the time We receive it at Our Remittance Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.
Planned Premium Payments
You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum Planned Premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan.
We reserve the right to limit the number and amount of any Planned Premium payments.
The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your allocation instructions in light of market conditions and your overall financial objectives.
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

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Your Accumulation Value
Accumulation Value
The Accumulation Value serves as the starting point for calculating values under a Contract.
Accumulation Value:
•	Equals the sum of all values in the Fixed Account, and in each Subaccount;
•	Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
•	Has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request in Good Order.
Surrender Value at the end of any Business Day equals:
•	the Accumulation Value on the surrender date; minus
•	any Surrender Charge; minus
•	any state Premium Tax due; minus
•	any portion of the annual contract fee due.
Subaccount Accumulation Value
At the end of any Valuation Period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.
The number of units in any Subaccount at the end of any Business Day equals:
•	the initial units purchased at the Accumulation Unit Value on the Issue Date; plus
•	units purchased with additional premium payments; plus
•	units purchased via transfers from another Subaccount or the Fixed Account; minus
•	units redeemed to pay for the annual contract fee; minus
•	units redeemed to pay for partial surrenders; minus
•	units redeemed as part of a transfer to another Subaccount or the Fixed Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
Accumulation Unit Value
We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every Valuation Period is the Accumulation Unit Value at the end of the previous Valuation Period times the net investment factor, as described below.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. Each Subaccount has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any Valuation Period equals:
•	the portfolio net asset value, determined at the end of the current Valuation Period; plus
•	the amount of any dividend or capital gains distributions; plus or minus
•	the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by
•	the portfolio net asset value for the immediately preceding Valuation Period; minus
•	a daily charge for the mortality and expense risk and asset-based administrative charges.
The net investment factor may be greater or less than one.
Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.

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The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:
•	the net premium(s) allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account; plus
•	interest credited to the Fixed Account; minus
•	amounts deducted to pay for the annual contract fee; minus
•	amounts withdrawn from the Fixed Account; minus
•	amounts transferred from the Fixed Account to a Subaccount.
Interest will be credited to the Fixed Account on each Business Day as follows:
•	For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.
•	For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.
•	For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.
•	For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

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Transfers Between Investment Options
You may make transfers between and among the Subaccounts and the Fixed Account. We will determine the amount you have available for transfers at the end of the Valuation Period when We receive your request at Our Administrative Service Center in Good Order. The following features apply to transfers under the Contract:
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You may request a transfer of up to 100% of the Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect (as states permit).

•	For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.
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You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares. For transfers among the Subaccounts, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s) if less than $250.

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We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See “Transfers Between Investment Options – Dollar Cost Averaging” and “Transfers Between Investment Options – Automatic Asset Reallocation.”

•	We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
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We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your telephone or written request for transfer in Good Order prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer in Good Order at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

Transfers from the Fixed Account:
•	You may make only one transfer per Contract year from the Fixed Account to the Subaccounts.
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You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

We reserve the right to revoke or modify the transfer privilege at any time.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the Application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. We do not allow transfers to the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount under the dollar cost averaging program. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount.
If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
•	the Contract Date; or
•	when the Accumulation Value of the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount equals or exceeds the minimum amount stated above; or
•	the date requested.

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Dollar cost averaging will end if:
•	We receive your written request to cancel your participation;
•	the Accumulation Value in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount is depleted; or
•	the specified number of transfers has been completed.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.
American Family does not provide investment advisory services in making dollar cost averaging or any other service or feature available under the Contract
Automatic Asset Reallocation
We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.
To participate in the automatic asset reallocation program:
•	you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.
There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Contract year. You can end this program at any time.
Automatic asset reallocation will end if:
•	We receive your written request to terminate the program.
We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Additional Limitations on Transfers
When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.
Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.
If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same Owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or

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enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
•	limiting the frequency of transfers to not more than once every 30 days;
•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;
•	refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
•	refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.
We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by the portfolio as violating its policies and procedures.
The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.
Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.
We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

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Telephone Transfers
You must notify Us on your Application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.
We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.
The procedures that We may follow for telephone transfers include:
•	providing you with a written confirmation of all transfers made according to telephone instructions;
•	requiring a form of personal identification prior to acting on instructions received by telephone; and
•	recorded instructions received by telephone.
We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.
CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.
Transfer Fee
We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers.

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Access to Your Money
Surrenders
At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.
The Surrender Value is equal to:
•	the Accumulation Value on the surrender date; minus
•	any applicable Surrender Charge; minus
•	any Premium Taxes not previously deducted; minus
•	any portion of the annual contract fee unless waived.
The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender in Good Order at Our Administrative Service Center, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See “Federal Tax Matters.”
Partial Surrenders
Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:
•	the minimum amount you can withdraw is $250; and
•
you may not make a partial surrender if the withdrawal plus the Surrender Charge, partial surrender processing fee and any applicable Premium Tax charge would cause the Accumulation Value to fall below $1,000.

We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Administrative Service Center, provided We receive your request in Good Order before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request at or after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will deduct the partial surrender processing fee from the amount withdrawn. We will reduce your Accumulation Value by any applicable Surrender Charge, the partial surrender processing fee, any applicable Premium Tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, or state withholding election requirements apply, your request must be in writing.
You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.
Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the Death Benefit by the amount of the partial surrender plus any charges. See “Death Benefit.”
Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.
See “Fees and Charges – Surrender Charge” for an explanation of the Surrender Charges that may apply.
Systematic Withdrawal Plan
You can elect to receive regular payments from your Accumulation Value during the Accumulation Period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Administrative Service Center. You may terminate the systematic withdrawal plan at any time.
There are some limitations to the systematic withdrawal plan:
•	withdrawals must be at least $100;
•	you must have a minimum balance at least equal to the amount you want to withdraw; and
•	We will deduct a Surrender Charge from any amount you withdraw in excess of your free withdrawal amount.
Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.
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Death Benefit
The following table summarizes information about the standard Death Benefit available under the Contract.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Provides a Death Benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.	No Charge	Partial surrenders will reduce the value of the Death Benefit and may reduce the value of the Death Benefit by more than the amount surrendered.

Death Benefit Before the Annuity Commencement Date
We will pay a Death Benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the Death Benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The Death Benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Administrative Service Center. If the Beneficiary elects to delay receipt of the Death Benefit, the amount of the Death Benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then Death Benefit proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the Death Benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum Death Benefit payments within seven days after Our Administrative Service Center has received sufficient information to make the payment.
Death Benefit Payable
The Death Benefit equals the greater of:
•
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

•
the minimum Death Benefit. The minimum Death Benefit equals the sum of all premium payments, minus reductions for partial surrenders. Reductions from partial surrenders will be made proportionate to the total Accumulated Value of the Contract. The reduction amount will be calculated as the ratio of the partial surrender to the total Accumulated Value of the Contact multiplied by the minimum Death Benefit.

Minimum Death Benefit Examples
Below are two numerical examples illustrating the effect of a partial surrender from the Contract upon the minimum Death Benefit. The first example shows a hypothetical increase in Accumulation Value; the second shows a hypothetical decrease in Accumulation Value. Both examples show the same hypothetical partial surrender amount.
	If Accumulation Value Exceeds Total Premium Payments	If Accumulation Value is Less Than Total Premium Payments
Total premium payments	$60,000	$60,000
Minimum Death Benefit immediately before partial surrender	$60,000	$60,000
Accumulation Value at the time of the partial surrender	$80,000	$40,000
Partial surrender amount	$10,000	$10,000
Proportionate adjustment for withdrawal	($10,000/$80,000) x $60,000 = $7,500	($10,000/$40,000) x $60,000 = $15,000
Percentage reduction in Death Benefit	12.5%	25%
Minimum Death Benefit immediately after partial surrender	$60,000 – $7,500 = $52,500	$60,000 – $15,000 = $45,000
Upon payment of the Death Benefit, the Contract will terminate.
If the Annuitant or Owner is Attained Age 80 or older at the time of death, the Death Benefit is the Accumulation Value as determined above.

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Death of the Annuitant
1.	If the Annuitant dies prior to the Annuity Commencement Date, We will pay the Death Benefit as provided above.
2.
If the Annuitant dies after the Annuity Commencement Date but before all of the Proceeds payable under the Contract have been distributed, We will pay the remaining Proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant’s death, unless the Beneficiary elects to receive the discounted value of any remaining payments in a lump sum.

Death of Owner
For non-qualified Contracts, if any Owner of the Contract dies before the Annuity Commencement Date, the following applies:
•
If the new Owner is the deceased Owner’s spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner’s spouse will also be the Annuitant.

Note: The right of a spouse to continue the Contract provisions relating to spousal continuation is available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject. See “Same-Sex Spouses.”
•	If the new Owner is someone other than the deceased Owner’s spouse, the entire interest in the Contract must be distributed to the new Owner:
•	within five years of the deceased Owner’s death; or
•	over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner’s death.
If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.
If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.
If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner’s estate.
If any Owner dies on or after the Annuity Commencement Date, but before all Proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner’s death.
If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.
In all events, Death Benefit distributions will be made from the Contract in accordance with Section 72(s) of the Code.
Qualified Contracts are subject to different rules.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the Death Benefit is due and payable. For example, if the payment of the Death Benefit has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.
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Fees and Charges
We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
•	the Death Benefit under the Contract
•	investment options, including premium payment allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and Expenses We Incur:
•	costs associated with processing Applications, and with issuing and administering the Contract
•	overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts
•	other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees
Risk We Assume:
•	that the costs of providing the services and benefits under the Contracts exceed the charges We deduct
The mortality and expense risk charge and the asset-based administrative charge constitute the Base Contract charge described in the Fee Table section under “Your Periodic Expenses.”
Mortality and Expense Risk Charge
As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.
The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a Death Benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.
Asset-Based Administrative Charge
We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.
Partial Surrender Processing Fee
For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds to help reimburse Us for the administrative costs of processing partial surrenders.
Transfer Fee
A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.
Surrender Charge
During the Accumulation Period, you may withdraw all or part of your Surrender Value before the Annuitant’s death. Certain withdrawals may be taken without payment of any Surrender Charge. Other withdrawals are subject to Surrender Charges.
We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a Surrender Charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a Surrender Charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

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As a general rule, the Surrender Charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The Surrender Charge applies during the entire nine year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:
Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):
1	2	3	4	5	6	7	8	9	10+
Surrender Charge Percentage:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0
In determining Surrender Charges, We will deem premium payments to be surrendered in the order in which they were received – that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.
Because Surrender Charges are based on the date each premium payment is made, you may be subject to a Surrender Charge, even though the Contract may have been issued many years earlier.
When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding and a partial surrender processing fee. If a Surrender Charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the Surrender Charge, the partial surrender processing fee and any applicable Premium Tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.
Free Withdrawal Amount
Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a Surrender Charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.
We do not assess a Surrender Charge on Proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of Surrender Charge, any premium payment that has been held by Us for more than nine years.
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.
Annual Contract Fee
At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.
We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See “Appendix A: Portfolio Companies Available Under the Contract” and the prospectuses for the portfolios.
Premium Taxes
Various states and other governmental entities charge a Premium Tax on annuity contracts issued by insurance companies. Premium Tax rates currently range from 0% up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:
•	from premium payments as We receive them,
•	from Accumulation Value upon surrender or partial surrender,
•	on the Annuity Commencement Date, or
•	upon payment of a Death Benefit.
Other Taxes
Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than Premium Taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

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The Payout Period
The Annuity Commencement Date
The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.
In the case of an IRA that satisfies Code section 408, the Annuity Commencement Date generally must be no later than April 1 of the calendar year following the year in which you reach your “applicable age” and the payment must be made in a specified form or manner. If you attain (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75. Roth IRAs under section 408A of the Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.
Settlement Options
You may elect a Settlement Option if the amount to be applied is at least $5,000 or is sufficient to produce income payments of at least $1,200 annually. Smaller amounts may be applied to a Settlement Option only with Our consent.
You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Administrative Service Center. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.
Your Beneficiary may also choose a lump sum payment under a Retained Asset Account. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our General Account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our General Account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. We pay interest on Proceeds held in the Retained Asset Account as required by state law. Any interest paid on Proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Contract, the minimum rate of interest We would credit on Proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on Proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.
If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.
A Beneficiary may have the Death Benefit paid as an annuity under one of the settlement options. For Qualified Contracts, not all settlement options will satisfy Required Minimum Distribution rules for every Beneficiary.
Determining the Amount of Your Income Payment
On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and Premium Tax charge.
For qualified Contracts, distributions must satisfy certain requirements specified in the Code.
Fixed Income Payments
Fixed income payments are periodic payments that We make to the Owner. The amount of the fixed income payment is fixed and guaranteed by Us.
The amount of each payment depends on:
•	the form and duration of the settlement option you choose;
•	the age of the Annuitant;
•	the gender of the Annuitant (if applicable);
•	the amount of your Surrender Value on the Annuity Commencement Date; and

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•	the applicable guaranteed annuity tables in the Contract.
The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.
Available Settlement Options:
•
Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

•
Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period. If your Contract is a Qualified Contract, the fixed amount and fixed period options may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

•
Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the Proceeds or Death Benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.

•
Lifetime – No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee. It is possible that the payee may only receive one income payment if the payee’s death occurs before the second payment becomes due.

If you have a Qualified Contract, not all Settlement Options will satisfy required minimum distribution rules, particularly as those rules apply to your designated Beneficiary after your death.  For deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse Beneficiaries must now complete distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing a Settlement Option under a Qualified Contract.

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The Fixed Account
You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. To the extent that We are required to pay you amounts in addition to your Accumulation Value under any guarantees under the Contract, including the Death Benefit, such amounts will come from Our General Account. Because those guarantees are backed by Our General Account assets, you need to consider Our financial strength in meeting the guarantees under the Contract. You should be aware that Our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our General Account.
We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.
Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.
Fixed Account Transfers
General
A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date.
Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.
Payment Deferral
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Administrative Service Center. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.
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Investment Performance of the Subaccounts
The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.
First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the Surrender Charge. These figures are based on the actual historical performance of the Subaccounts since their inception.
Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the Surrender Charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.
Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the Surrender Charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.
Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.
In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. (“Lipper”), CDA Investment Technologies (“CDA”), Variable Annuity Research Data Service (“VARDS”) and Morningstar, Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Lipper’s and Morningstar’s rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount’s investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

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Voting Rights
We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.
When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated.
If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Proportional voting may result in a small number of contract owners determining the outcome of a vote. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.
Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions.

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Federal Tax Matters
The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.
We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Additional Contract Provisions – Tax Status of the Contracts.”
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of postponing tax on investment income.
If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.
We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s Accumulation Value generally will be treated as a distribution.) Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 ½, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.
Taxation of Non-Qualified Contracts
Non-Natural Person
If a non-natural person (such as a corporation or a trust) owns a Non-Qualified Contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals
When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner’s investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract’’ to the individual’s total account balance. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.
Penalty Tax on Certain Withdrawals
In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59 ½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.
Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.
Income Payments
Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

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Partial Annuitization
If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Taxation of Death Benefit Proceeds
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.
Transfers, Assignments or Exchanges of a Contract
A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.
Withholding
Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts
All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.
Further Information
We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Additional Contract Provisions – Tax Status of the Contracts.”
Taxation of Qualified Contracts
The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Individual Retirement Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 ½, unless certain exceptions apply. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
SIMPLE IRAs permit certain eligible small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 ½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 ½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as

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traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
Other Tax Issues
Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions.  In the case of IRAs and SIMPLE IRAs, distributions generally must commence no later than April 1 of the calendar year following the year in which you reach your applicable age. As previously described, if you attain (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75. Roth IRAs do not require distributions before death. If you are attempting to satisfy required distribution rules through partial withdrawals before the Annuity Commencement Date, the value of the Death Benefit or any other optional rider may need to be included in calculating the amount required to be distributed. In addition, to satisfy minimum distribution rules, please note that for deaths occurring on or after January 1, 2020, most non-spouse designated Beneficiaries will have to take post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. You should consult a tax adviser for more information about these distribution rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.
Federal Estate, Gift, and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Under certain circumstances, the Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax
Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.
Same-Sex Spouses
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit. All Contract provisions relating to the spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
Our Income Taxes
At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local Premium Taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the

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Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.
To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.
Under current laws in several states, We may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.
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Other Benefits Available Under the Contract
The following table summarizes information about other optional benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Automatic Asset Reallocation Program	Automatically transfers your Accumulation Value to maintain your chosen percentage allocation among the Subaccounts (monthly, quarterly, semi-annually, or annually).	No Charge	• Only available during the Accumulation Period. • Cannot be chosen if you are participating in the Dollar Cost Averaging Program.
Dollar Cost Averaging Program
Automatically transfers a set dollar amount from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to other Subaccounts you select (monthly, quarterly, semi-annually, or annually).
		No Charge	• Only available during the Accumulation Period. • Cannot be chosen if you are participating in the Automatic Asset Reallocation Program. • Minimum transfer amount is $250.
Systematic Withdrawal Plan	Automatically withdraws a set dollar amount from the Contract (monthly, quarterly, semi-annually, or annually).	No Charge
• Only available during the Accumulation Period.
• Minimum withdrawal amount is $100.
• If, during the Contract year, the amount of withdrawals exceeds your free withdrawal amount, we will deduct a Surrender Charge.
• Income taxes and tax penalties may apply to withdrawals.

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Other Information
Payments We Make
We usually pay the amounts of any surrender, partial surrender, or Death Benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
•	the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or Death Benefit from the Vanguard VIF Money Market Portfolio Subaccount until the Portfolio is liquidated.
If, under SEC rules, the Fidelity® VIP Government Money Market Portfolio suspends payments of redemption proceeds in connection with the liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or Death Benefit from the Fidelity® VIP Government Money Market Portfolio Subaccount until the Portfolio is liquidated.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more as required by state law.
If you have submitted a check or draft as payment, We have the right to defer payment of surrenders, partial surrenders, the Death Benefit, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
Replacement of Contracts
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a new contract. You should replace your existing Contract only when you determine that the new contract is better for you. The charges and benefits of your existing Contract may be different from the new contract. You may have to pay a Surrender Charge on your existing Contract, and the new contract may impose a new surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing Contract for cash and then buy the new contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.
Modifying the Contract
Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.
Upon notice to you, We may modify the Contract:
•
to conform the Contract, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;

•	to assure continued qualification of the Contract under the Code or other Federal or state laws relating to retirement annuities or variable annuity contracts;
•	to reflect a change in the Variable Account’s operation; or
•	provide additional investment options.
If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009. You may, however continue to make payments to fund your Contract pursuant to its terms, and exercise other rights and options under your Contract, such as reallocations among investment options, partial withdrawals, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Contracts continues.
We have entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the “Distributor”), for the distribution and servicing of outstanding Contracts. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and distributes and services the Contracts through its registered representatives. The Distributor replaced American Family Securities, LLC, Our affiliate,

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which had acted as principal underwriter and distributor for the Contracts until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Contracts. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company for expenses incurred by the Distributor in providing distribution and servicing services for the Contracts.
The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Contracts. These payments may equal, on an annual basis, up to 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.
Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract.
Ownership
The Owner, subject to any assignment on file at the Administrative Service Center and subject to the rights of any irrevocable Beneficiary, may exercise all rights and options provided by this Annuity Contract during the Annuitant’s lifetime. This includes the right to name a new Owner or a new Beneficiary or to receive income payments under certain Settlement Options otherwise payable to the Annuitant. The consent of any Beneficiary or any contingent Owner will not be required unless the existing designation has been made irrevocable by its terms. If the Owner is not the Annuitant and the Owner dies before the Annuitant, the Owner’s estate will become the Owner unless We have received a written request before the Owner’s death from the Owner naming a contingent Owner or unless otherwise provided by Annuity Contract endorsement. If the Owner dies and the Owner’s spouse is the Annuitant, the Owner’s spouse becomes the Owner.
Reports to Owners
We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.
Inquiries
Inquiries regarding your Contract may be made by calling or writing to Us at:
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
Financial Statements
The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.
Vanguard® VIF Money Market Portfolio
As of January 20, 2021, the Vanguard VIF Money Market Portfolio has changed from a retail money market fund to a government money market fund. Institutional investors, such as corporations, partnerships, and certain irrevocable trusts, who were not able to invest in the Vanguard VIF Money Market Portfolio Subaccount when it was a retail money market, are now able to invest in the Vanguard VIF Money Market Portfolio Subaccount.
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Appendix A: Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://pex.broadridge.com/funds.asp?cid=amfamily. You can also request this information at no cost by calling 1-877-781-3520 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio – Service Class 2 Fidelity Management & Research Company	0.85%	-26.49%	8.39%	11.15%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).	Fidelity® VIP Equity Income PortfolioSM – Service Class 2 Fidelity Management & Research Company	0.76%	-5.25%	7.88%	9.91%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio – Initial Class Fidelity Management & Research Company	0.24%	1.44%	1.08%	0.64%
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio – Service Class 2 Fidelity Management & Research Company	0.77%	-5.17%	8.58%	11.30%
Seeks as high a level of current income as is consistent with preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio – Service Class Fidelity Management & Research Company	0.50%	-13.03%	0.54%	1.44%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio – Initial Class Fidelity Management & Research Company	0.61%	-14.74%	5.95%	9.96%
Seeks to provide long-term capital appreciation.	Vanguard VIF Capital Growth Portfolio PRIMECAP Management Company	0.34%	-15.48%	8.57%	13.75%
Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.41%	-30.12%	4.45%	7.58%
Seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share.	Vanguard VIF Money Market Portfolio The Vanguard Group, Inc.	0.15%	1.51%	1.25%	0.81%
Seeks to provide long-term capital appreciation.	Vanguard VIF Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.29%	-25.35%	4.53%	10.06%

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To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. For a free copy of the SAI and to request other information about the Contract, please call or write to Us at Our Administrative Service Center only, P.O. Box 219409, Kansas City, Missouri 64121-9409, 1-877-781-3520.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by electronic request at the email address maintained by the SEC (publicinfo@sec.gov).
Investment Company Act of 1940 Registration File No. 811-10121
Contract Identifier C000018178

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

Statement of Additional Information
for the
American Family Variable Annuity Contract
Flexible Premium Variable Annuity Contract
Issued Through
American Family Variable Account II
Offered by
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2023 by calling the above telephone number or by writing to Us at the above address.
This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.
This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.
The date of this Statement of Additional Information is May 1, 2023.

Additional Contract Provisions
The Contract
The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.
Assignment
The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at Our Administrative Service Center, and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.
Incontestability
We will not contest the Contract after the issue date.
Incorrect Age or Gender
If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.
Nonparticipation
The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.
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Tax Status of the Contracts
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements. The Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.
Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.
Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
Calculation of Subaccount and Adjusted Historic Portfolio Performance Data
We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.
These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.
We calculate the current yield by the following formula:
Current Yield = ((NCS/UV) X (365/7)) - ES

3

Where:
NCS = The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.
ES = Per unit charges deducted from the hypothetical Subaccount for the seven-day period.
UV = The unit value for the first day of the seven-day period.
We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.
Effective Yield = (1 + (NCS/UV))365/7 - 1 - ES
Where:
NCS = The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.
ES = Per unit charges deducted from the hypothetical Subaccount for the seven-day period.
UV = The unit value for the first day of the seven-day period.
The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Other Subaccount Yields
Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.
We compute the annualized 30-day yield by:
•
dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

•	multiplying the result by the daily average number of units outstanding for the period;
•	compounding that yield for a 6-month period; and
•	multiplying the result by 2.
Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:
Yield = 2 X ((((NI - ES)/(U X UV)) + 1)6 - 1)
Where:
NI = Net income of the portfolio for the 30-day or one-month period attributable to the Subaccount’s units.
ES = Charges deducted from the Subaccount for the 30-day or one-month period.

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U = The average number of units outstanding.
UV = The unit value at the close of the last day in the 30-day or one-month period.
The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.
The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount’s actual yield.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.
Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.
We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.
We calculate the standard total return by the following formula:
TR = ((ERV/P)/1N) - 1
Where:
TR = The average annual total return net of Subaccount recurring charges.
ERV = The ending redeemable value (minus any applicable surrender charge) of the hypothetical Subaccount at the end of the period.
P = A hypothetical initial payment of $1,000.
N = The number of years in the period.
Non-Standard Subaccount Total Returns
Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.
We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:
CTR = (ERV/P) - 1
Where:
CTR = The cumulative total return net of Subaccount recurring charges for the period.
ERV = The ending redeemable value of the hypothetical investment at the end of the period.

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P = A hypothetical single payment of $1,000.
Adjusted Historic Portfolio Performance Data
Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.
We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.
Effect of the Annual Contract Fee on Performance Data
The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.
Historic Performance Data
General Limitations
The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data.
Time Periods Before the Date the Variable Account Commenced Operations
The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.
Addition, Deletion or Substitution of Investments
In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.
Resolving Material Conflicts
The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.
We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.
In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account’s investment in such funds, as appropriate.

6

Voting Rights
We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.
Safekeeping of Variable Account Assets
We hold the Variable Account’s assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts. A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009.
Sunset Financial Services, Inc. (the “Distributor”) serves as principal underwriter for the Contracts. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company. The Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions of the states in which it operates, and is a member firm of the Financial Industry Regulatory Authority, Inc. (FINRA).
More information about the Distributor and its registered persons is available at http://brokercheck.finra.org or by calling the FINRA BrokerCheck at toll-free (800) 289-9999.
On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Contracts until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor’s responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company, as the direct owner of the Distributor. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Contracts. Prior to transferring the distribution functions for the Contracts to the Distributor in February 2014, American Family Securities, LLC and American Family Life Insurance Company amended their distribution agreement to commute the commission, obligations payable to the individuals and managers registered with American Family Securities, LLC. All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respected registered representatives with respect to the Contracts.
When American Family Securities, LLC did receive commissions, American Family Securities, LLC passed through commissions to individuals and their managers who were registered with American Family Securities, LLC at the time the Contracts were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Contracts. However, American Family Life Insurance Company and American Family Mutual Insurance Company, S.I. paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Administration
American Family Life Insurance Company (“AFLIC”) has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts. This administration includes, but is not limited to, collecting Premiums and other amounts due with respect to the Administered Business, adjudicating, paying and administering claims under Variable Contracts, preparing all accounting and actuarial information related to the Administered Business, assuming all responsibility for underwriting, and responding to requests and inquiries from regulators with respect to Variable Contracts. KCL is located at 3520 Broadway, Kansas City, Missouri, 64111.
Fiscal Year	Aggregate Amount of Compensation Paid by American Family Life Insurance Company to Kansas City Life Insurance Company for Administrative Services
2022	$0
2021	$0
2020	$0

7

Additional Information about the Company
American Family Life Insurance Company is owned 100% by AmFam, Inc., a Wisconsin business corporation formed to hold certain subsidiaries and assets of American Family Insurance Mutual Holding Company.  AmFam, Inc. is owned 100% by American Family Mutual Insurance Company, S.I. (“AFMICSI”), a Wisconsin stock insurance corporation engaged in the business of issuing property and casualty insurance policies.  AFMICSI is owned 100% by AmFam Holdings, Inc., a Wisconsin business corporation, which is not engaged in the business of insurance but owns all other insurance company subsidiaries of American Family Insurance Mutual Holding Company.  AmFam Holdings, Inc. is owned 100% by American Family Insurance Mutual Holding Company, a Wisconsin mutual insurance holding company.
Legal Matters
Krystle L. Garcia, Assistant General Counsel, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts. Eversheds Sutherland (US) LLP, 700 6th St. NW, Washington, D.C. 20001, has provided legal advice on certain matters under the Federal securities laws that relate to the Contract.
Experts
The Statutory Financial Statements as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 of American Family Life Insurance Company, and the Financial Statements as of December 31, 2022 and for each of the two years in the period ended December 31, 2022 of the American Family Variable Account II included in this SAI, which is a part of the Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Other Information
We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.
Financial Statements
This SAI contains the audited Statement of Assets and Liabilities and Policy Owners' Equity of the Variable Account as of December 31, 2022, the related Statement of Operations for the year then ended, and the Statement of Changes in Policy Owners' Equity for each of the two years in the period ended December 31, 2022. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.
Our Statutory Balance Sheets as of December 31, 2022 and 2021 and Our related Statutory Statements of Operations, Statutory Statements of Changes in Capital and Surplus, and Statutory Statements of Cash Flows for each of the three years in the period ended December 31, 2022, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

American Family Variable Account II
Financial Statements
December 31, 2022 and 2021

American Family Variable Account II
Contents
December 31, 2022 and 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and the Policy Owners of American Family Variable Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities and policy owners’ equity of Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Government Money Market Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount of American Family Variable Account II as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in policy owners’ equity  for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Government Money Market Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount of American Family Variable Account II as of December 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the American Family Life Insurance Company management.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts of American Family Variable Account II based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of American Family Variable Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 20, 2023

We have served as the auditor of one or more of the subaccounts of American Family Variable Account II since 2001.

American Family Variable Account II
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2022

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Investments at fair value (1):
Fidelity Variable Insurance Products Fund	$ 5,731,431	$ 18,224,614	$ 24,773,582	$ 671	$ 25,917,227	$ 7,375,575	$ —	$ —	$ —	$ —
Vanguard Variable Insurance Fund	—	—	—	—	—	—	21,823,091	23,038,404	7,915,605	4,401,492

Total Assets	5,731,431	18,224,614	24,773,582	671	25,917,227	7,375,575	21,823,091	23,038,404	7,915,605	4,401,492
Total Liabilities	—	—	—	—	—	—	—	—	—	—

Total Policy Owners' Equity	$ 5,731,431	$ 18,224,614	$ 24,773,582	$ 671	$ 25,917,227	$ 7,375,575	$ 21,823,091	$ 23,038,404	$ 7,915,605	$ 4,401,492

(1) Investments at cost	$ 5,326,975	$ 17,230,661	$ 18,749,343	$ 671	$ 31,015,594	$ 7,397,247	$ 15,319,555	$ 24,380,915	$ 7,915,605	$ 5,512,938
Shares outstanding	156,853.620	802,492.930	1,065,072.300	671.040	2,433,542.470	225,414.890	562,305.860	1,023,019.710	7,915,605.270	297,800.520
Unit value	$ 45.06	$ 29.30	$ 32.13	$ 10.25	$ 13.23	$ 44.18	$ 33.32	$ 16.85	$ 9.69	$ 36.95
Outstanding units	127,188.408	621,932.767	770,958.875	65.441	1,959,619.373	166,957.013	654,967.490	1,367,258.187	816,538.066	119,127.081

The accompanying notes are an integral part of these financial statements.
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American Family Variable Account II
Statements of Operations
Year Ended December 31, 2022

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Net Investment income (loss)
Dividend income	$ 16,791	$ 321,274	$ 375,817	$ 52	$ 614,682	$ 38,499	$ 210,702	$ 294,568	$ 122,651	$ 12,146
Mortality, expense and administrative charges	(72,551)	(226,327)	(307,952)	(128)	(322,400)	(90,552)	(271,141)	(265,040)	(98,190)	(53,650)

Net investment income (loss)	(55,760)	94,947	67,865	(76)	292,282	(52,053)	(60,439)	29,528	24,461	(41,504)
Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares redeemed	177,772	443,338	1,550,825	—	(432,302)	79,586	1,111,670	245,948	—	(15,242)
Capital gain distributions	316,550	646,236	529,689	—	1,530,479	515,415	2,276,661	4,366,818	287	1,302,406
Change in unrealized gains (losses)	(2,635,593)	(2,616,973)	(4,003,423)	—	(5,811,418)	(2,020,463)	(7,876,263)	(13,694,398)	—	(2,751,573)

Net gain (loss) on investments	(2,141,271)	(1,527,399)	(1,922,909)	—	(4,713,241)	(1,425,462)	(4,487,932)	(9,081,632)	287	(1,464,409)

Net increase (decrease) in equity from operations	$ (2,197,031)	$ (1,432,452)	$ (1,855,044)	$ (76)	$ (4,420,959)	$ (1,477,515)	$ (4,548,371)	$ (9,052,104)	$ 24,748	$ (1,505,913)

The accompanying notes are an integral part of these financial statements.
4

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2022

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$ (55,760)	$ 94,947	$ 67,865	$ (76)	$ 292,282	$ (52,053)	$ (60,439)	$ 29,528	$ 24,461	$ (41,504)
Net realized gain (loss) on fund shares redeemed	177,772	443,338	1,550,825	—	(432,302)	79,586	1,111,670	245,948	—	(15,242)
Capital gain distributions	316,550	646,236	529,689	—	1,530,479	515,415	2,276,661	4,366,818	287	1,302,406
Change in unrealized gains (losses)	(2,635,593)	(2,616,973)	(4,003,423)	—	(5,811,418)	(2,020,463)	(7,876,263)	(13,694,398)	—	(2,751,573)

Net increase (decrease) in equity from operations	(2,197,031)	(1,432,452)	(1,855,044)	(76)	(4,420,959)	(1,477,515)	(4,548,371)	(9,052,104)	24,748	(1,505,913)
Unit transactions
Policy owners’ net premiums	72,880	248,746	322,531	—	363,132	84,106	295,930	323,971	86,113	65,660
Contract charges	(2,738)	(8,982)	(11,648)	—	(12,302)	(3,388)	(11,277)	(11,986)	(3,546)	(1,946)
Surrenders and forfeitures	(365,273)	(1,341,443)	(1,757,727)	(34)	(1,839,272)	(435,679)	(1,583,388)	(1,465,130)	(691,743)	(284,925)
Transfers between subaccounts and sponsor	(35,051)	(2,368,642)	(2,982,050)	(22,500)	(89,689)	(392,197)	(692,534)	4,734,148	(106,921)	389,469
Annuity benefits	(37,628)	(98,381)	(168,684)	—	(230,324)	(35,099)	(164,939)	(144,040)	(96,896)	(10,875)
Net increase (decrease) in equity from unit transactions	(367,810)	(3,568,702)	(4,597,578)	(22,534)	(1,808,455)	(782,257)	(2,156,208)	3,436,963	(812,993)	157,383

Net increase (decrease) in equity	(2,564,841)	(5,001,154)	(6,452,622)	(22,610)	(6,229,414)	(2,259,772)	(6,704,579)	(5,615,141)	(788,245)	(1,348,530)
Equity
Beginning of year	8,296,272	23,225,768	31,226,204	23,281	32,146,641	9,635,347	28,527,670	28,653,545	8,703,850	5,750,022

End of year	$ 5,731,431	$ 18,224,614	$ 24,773,582	$ 671	$ 25,917,227	$ 7,375,575	$ 21,823,091	$ 23,038,404	$ 7,915,605	$ 4,401,492

Accumulation unit activity
Units outstanding at beginning of year	133,794.245	742,460.326	910,982.555	2,277.647	2,089,896.326	183,829.919	715,346.714	1,174,710.779	901,018.751	114,843.637
Units issued during the period	7,333.414	11,535.605	14,748.357	2.251	102,386.983	3,464.905	14,852.534	310,464.886	101,478.237	13,707.252
Units redeemed during the period	(13,939.251)	(132,063.164)	(154,772.037)	(2,214.457)	(232,663.936)	(20,337.811)	(75,231.758)	(117,917.478)	(185,958.922)	(9,423.808)

Units outstanding at end of year	127,188.408	621,932.767	770,958.875	65.441	1,959,619.373	166,957.013	654,967.490	1,367,258.187	816,538.066	119,127.081

The accompanying notes are an integral part of these financial statements.
5

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2021

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$ (88,049)	$ 108,384	$ 312,726	$ (335)	$ 262,017	$ (56,737)	$ (52,650)	$ (272,379)	$ (100,783)	$ (46,198)
Net realized gain on fund shares redeemed	567,818	762,817	1,816,198	—	244,371	806,176	2,360,783	3,798,697	—	395,149
Capital gain distributions	979,151	2,563,739	1,439,069	—	850,933	1,450,145	1,920,732	2,228,916	548	293,619
Change in unrealized gains (losses)	363,755	1,281,385	3,115,481	—	(1,891,534)	(57,951)	953,901	(6,343,110)	—	107,456

Net increase (decrease) in equity from operations	1,822,675	4,716,325	6,683,474	(335)	(534,213)	2,141,633	5,182,766	(587,876)	(100,235)	750,026
Unit transactions
Policy owners’ net premiums	102,453	352,474	446,355	—	506,582	119,921	404,133	452,876	209,520	88,685
Contract charges	(2,791)	(9,065)	(11,802)	—	(12,703)	(3,457)	(11,486)	(12,549)	(3,743)	(1,994)
Surrenders and forfeitures	(757,623)	(1,990,388)	(2,409,446)	(38)	(2,380,887)	(1,023,194)	(2,355,033)	(2,712,050)	(1,151,661)	(493,659)
Transfers between subaccounts and sponsor	(162,494)	(840,813)	(2,094,123)	(11,803)	5,387,424	(1,212,286)	(1,387,565)	(2,359,266)	1,343,709	(545,557)
Annuity benefits	(25,002)	(106,161)	(139,556)	—	(173,353)	(65,481)	(108,368)	(157,280)	(67,238)	(19,131)

Net increase (decrease) in equity from unit transactions	(845,457)	(2,593,953)	(4,208,572)	(11,841)	3,327,063	(2,184,497)	(3,458,319)	(4,788,269)	330,587	(971,656)

Net increase (decrease) in equity	977,218	2,122,372	2,474,902	(12,176)	2,792,850	(42,864)	1,724,447	(5,376,145)	230,352	(221,630)
Equity
Beginning of year	7,319,054	21,103,396	28,751,302	35,457	29,353,791	9,678,211	26,803,223	34,029,690	8,473,498	5,971,652

End of year	$ 8,296,272	$ 23,225,768	$ 31,226,204	$ 23,281	$ 32,146,641	$ 9,635,347	$ 28,527,670	$ 28,653,545	$ 8,703,850	$ 5,750,022

Accumulation unit activity
Units outstanding at beginning of year	148,786.725	830,998.038	1,041,787.153	3,429.576	1,872,858.836	229,270.436	807,550.847	1,357,899.368	867,282.184	134,669.444
Units issued during the period	10,356.991	46,795.718	41,494.730	19.079	471,285.544	8,427.070	25,996.357	84,097.124	348,205.976	6,240.947
Units redeemed during the period	(25,349.471)	(135,333.430)	(172,299.328)	(1,171.008)	(254,248.054)	(53,867.587)	(118,200.490)	(267,285.713)	(314,469.409)	(26,066.754)

Units outstanding at end of year	133,794.245	742,460.326	910,982.555	2,277.647	2,089,896.326	183,829.919	715,346.714	1,174,710.779	901,018.751	114,843.637

The accompanying notes are an integral part of these financial statements.
6

American Family Variable Account II
Notes to Financial Statements
December 31, 2022 and 2021
1.	Nature of Operations and Significant Accounting Policies
The American Family Variable Account II (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company”) used to fund variable annuity (VA) contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
As of September 30, 2009, the Company ceased the issuance of new variable annuity contracts; however, premium payments made by contract owners existing at that date will continue to be received by the Separate Account. The Company cedes 100% of its VA business under a reinsurance agreement with Kansas City Life Insurance Company (KCL). KCL also provides administrative services related to the VA business in association with this reinsurance agreement.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The significant accounting policies used in the preparation of these statements include:
a.	Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios.  All changes in fair value are recognized as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.
Separate Account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the Separate Account assets are invested are obtained daily from the fund managers. Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.
b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1         Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2         Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

7

American Family Variable Account II
Notes to Financial Statements
December 31, 2022 and 2021
Level 3         Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
Separate Account assets are categorized as Level 2 assets. The Company has no Separate Account assets categorized as Level 1 or Level 3 assets.
c.	Security Transactions and Investment Income
Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on an average cost basis. Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.
d.	Federal Income Taxes
The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.
e.	Expenses, Deductions, and Related Party Transactions
The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to an effective annual rate of 1.00%. The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.00% of net assets. Although periodic retirement payments to policy owners vary according to the investment performance of the fund, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk is that the annuitant will live longer than expected. The expense risk is that actual expenses of issuing and administering the policies may exceed the estimated costs.

8

American Family Variable Account II
Notes to Financial Statements
December 31, 2022 and 2021
On a daily basis, the Company deducts an administrative charge from the assets of the Separate Account equivalent to an effective annual rate of 0.15%. This charge is designed to help compensate the Company for the cost of administering the contracts.
On the contract anniversary date, the Company deducts a $30 contract fee from the Separate Account. The maximum guaranteed contract fee is $50. The contract fee is waived when cash value accumulation exceeds $20,000. The contract fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.
In the event of a withdrawal or surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a contract. The Company will deduct from the account value, on a first-in-first-out (FIFO) basis, a surrender charge on premiums paid when withdrawn from the contract. The charge on each premium is based upon when the premium is received and declines from 8% in year one to 1% in years eight and nine and is 0% thereafter.
f.	Transfers between Subaccounts and Sponsor
Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account. These transfers are made in accordance with selections made by the policy owners.
g.	Subsequent Events
The Separate Account has evaluated events subsequent to December 31, 2022, through April 20, 2023, the date these financial statements were issued. Based on this evaluation, no events have occurred subsequent to December 31, 2022 that require disclosure or adjustment to the financial statements at that date or for the year then ended.
2.	Policy Owners’ Equity
Purchases and transfers in and sales and transfers out of fund shares by the Separate Account for the year ended December 31, 2022 are as follows:
	December 31, 2022
	Purchases and Transfers In	Sales and Transfers Out

Fidelity VIP Contrafund Subaccount	$ 685,133	$ 792,153
Fidelity VIP Equity Income Subaccount	1,308,325	4,135,843
Fidelity VIP Growth and Income Subaccount	1,384,267	5,384,292
Fidelity VIP Government Money Market Subaccount	76	22,686
Fidelity VIP Investment Grade Bond Subaccount	3,579,614	3,565,308
Fidelity VIP Mid Cap Subaccount	709,607	1,028,502
Vanguard VIF Capital Growth Subaccount	3,000,582	2,940,568
Vanguard VIF International Subaccount	10,300,258	2,466,950
Vanguard VIF Money Market Subaccount	1,101,675	1,889,920
Vanguard VIF Small Company Growth Subaccount	1,861,214	442,930

Total	$ 23,930,751	$ 22,669,152

9

American Family Variable Account II
Notes to Financial Statements
December 31, 2022 and 2021
3.	Financial Highlights
	At December 31			For the Period Ended December 31
Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1)		Expense Ratio (2)		Total Return (3)
Fidelity VIP Contrafund Subaccount
2022	127,188.408	$ 45.06	$ 5,731,431	0.27%		1.15%		(27.33) %
2021	133,794.245	62.01	8,296,272	0.03%		1.15%		26.06%
2020	148,786.725	49.19	7,319,054	0.08%		1.15%		28.74%
2019	178,313.427	38.21	6,813,287	0.22%		1.15%		29.79%
2018	194,373.310	29.44	5,722,970	0.43%		1.15%		(7.71) %
Fidelity VIP Equity Income Subaccount
2022	621,932.767	$ 29.30	$ 18,224,614	1.63%		1.15%		(6.33) %
2021	742,460.326	31.28	23,225,768	1.62%		1.15%		23.15%
2020	830,998.038	25.40	21,103,396	1.68%		1.15%		5.22%
2019	829,328.692	24.14	20,016,104	1.80%		1.15%		25.66%
2018	919,077.088	19.21	17,653,449	2.03%		1.15%		(9.56) %
Fidelity VIP Growth and Income Subaccount
2022	770,958.875	$ 32.13	$ 24,773,582	1.40%		1.15%		(6.27) %
2021	910,982.555	34.28	31,226,204	2.15%		1.15%		24.20%
2020	1,041,787.153	27.60	28,751,302	1.98%		1.15%		6.36%
2019	1,055,787.688	25.95	27,395,243	3.44%		1.15%		28.21%
2018	1,156,665.828	20.24	23,411,358	0.19%		1.15%		(10.24) %
Fidelity VIP Government Money Market Subaccount
2022	65.441	$ 10.25	$ 671	0.47%		1.15%		0.29%
2021	2,277.647	10.22	23,281	0.01%		1.15%		(1.16) %
2020	3,429.576	10.34	35,457	0.15%		1.15%		(0.86) %
2019	63.776	10.43	665	0.89%	(5)	1.15%	(5)	0.87%	(5)
2018	—	10.34	—	0.99%	(4)	1.15%	(4)	0.49%	(4)
Fidelity VIP Investment Grade Bond Subaccount
2022	1,959,619.373	$ 13.23	$ 25,917,227	2.19%		1.15%		(13.98) %
2021	2,089,896.326	15.38	32,146,641	1.99%		1.15%		(1.85) %
2020	1,872,858.836	15.67	29,353,791	2.16%		1.15%		7.99%
2019	1,952,070.955	14.51	28,328,313	2.56%		1.15%		8.28%
2018	2,204,428.814	13.40	29,531,129	2.37%		1.15%		(1.76) %
Fidelity VIP Mid Cap Subaccount
2022	166,957.013	$ 44.18	$ 7,375,575	0.49%		1.15%		(15.70) %
2021	183,829.919	52.41	9,635,347	0.57%		1.15%		24.16%
2020	229,270.436	42.21	9,678,211	0.66%		1.15%		16.83%
2019	227,237.828	36.13	8,210,239	0.87%		1.15%		22.02%
2018	234,368.885	29.61	6,938,794	0.64%		1.15%		(15.52) %
Vanguard VIF Capital Growth Subaccount
2022	654,967.490	$ 33.32	$ 21,823,091	0.89%		1.15%		(16.45) %
2021	715,346.714	39.88	28,527,670	0.97%		1.15%		20.16%
2020	807,550.847	33.19	26,803,223	1.45%		1.15%		16.13%
2019	871,364.784	28.58	24,904,978	1.12%		1.15%		25.02%
2018	957,145.473	22.86	21,876,275	0.89%		1.15%		(2.31) %
Vanguard VIF International Subaccount
2022	1,367,258.187	$ 16.85	$ 23,038,404	1.28%		1.15%		(30.91) %
2021	1,174,710.779	24.39	28,653,545	0.28%		1.15%		(2.67) %
2020	1,357,899.368	25.06	34,029,690	1.27%		1.15%		55.75%
2019	1,715,974.002	16.09	27,605,674	1.44%		1.15%		29.76%
2018	1,828,805.037	12.40	22,680,843	0.79%		1.15%		(13.65) %
Vanguard VIF Money Market Subaccount
2022	816,538.066	$ 9.69	$ 7,915,605	1.43%		1.15%		0.31%
2021	901,018.751	9.66	8,703,850	0.01%		1.15%		(1.13) %
2020	867,282.184	9.77	8,473,498	0.51%		1.15%		(0.61) %
2019	812,465.136	9.83	7,988,065	2.24%		1.15%		1.03%
2018	881,168.121	9.73	8,570,187	1.95%		1.15%		0.83%
Vanguard VIF Small Company Growth Subaccount
2022	119,127.081	$ 36.95	$ 4,401,492	0.26%		1.15%		(26.20) %
2021	114,843.637	50.07	5,750,022	0.38%		1.15%		12.92%
2020	134,669.444	44.34	5,971,652	0.65%		1.15%		21.78%
2019	139,102.610	36.41	5,065,380	0.51%		1.15%		26.64%
2018	149,483.492	28.75	4,298,183	0.41%		1.15%		(8.35) %
(1) The investment income ratio is calculated by dividing the dividend income earned by the average daily subaccount balance.
(2) The expense ratio is calculated by dividing the expenses assessed against the Separate Account by the average daily subaccount balance.
(3) Total return is calculated as the change in unit value during a given period.
(4) The Subaccount had no activity after August 23, 2018.  Investment income ratio reflects the period January 1, 2018 through August 23, 2018.  Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

(5) The Subaccount had no activity prior to July 3, 2019.  Investment income ratio reflects the period July 3, 2019 through December 31, 2019.  Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

10

American Family Life Insurance Company
Statutory Financial Statements and
Supplemental Information
December 31, 2022, 2021, and 2020

American Family Life Insurance Company
Contents
December 31, 2022 2021, and 2020

Report of Independent Auditors
To the Board of Directors of American Family Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American Family Life
Insurance Company (the "Company"), which comprise the statutory balance sheets as of
December 31, 2022 and 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31,
2022, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and
2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse
Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the
Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United
States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the
Company on the basis of the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation,

PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606
T: (312) 298 2000, www.pwc.com/us

and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the
Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

 •   Exercise professional judgment and maintain professional skepticism throughout the audit.
 • Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
 •     Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.
   Accordingly, no such opinion is expressed.
 •     Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
 •     Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/Pricewaterhouse Coopers LLP
February 28, 2023

American Family Life Insurance Company
Statutory Balance Sheets
December 31, 2022 and 2021
(in thousands of dollars. except share amounts)

	2022	2021
Admitted assets
Bonds	$ 4,264,451	$ 4,102,349
Common stocks	65,234	6,074
Mortgage loans	635,005	588,655
Policy loans	164,100	167,026
Cash, cash equivalents, and short-term investments	120,495	56,260
Other invested assets	34	25

Total cash and invested assets	5,249,319	4,920,389

Accrued investment income	41,418	38,181
Income tax recoverable	10,205	—
Deferred tax assets	34,366	37,858
Other assets	24,124	84,258
Separate account assets	317,895	392,729

Total admitted assets	5,677,327	5,473,415

Liabilities
Aggregate reserves for life contracts and accident & health	4,262,919	4,188,016
Liability for deposit-type contracts	506,791	313,648
Policyholders’ dividends payable	13,054	12,390
Asset valuation reserve	35,684	29,436
Accrued expenses	31,363	9,915
Other liabilities	52,443	79,828
Income tax payable	—	2,077
Separate account liabilities	317,895	392,729

Total liabilities	5,220,149	5,028,039

Capital and surplus
Common stock ($250 par value; 10,000 shares authorized, issued, and outstanding) and additional paid-in surplus	28,698	28,698
Unassigned surplus	428,480	416,678

Total capital and surplus	457,178	445,376

Total liabilities, capital, and surplus	$ 5,677,327	$ 5,473,415

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Operations
Years Ended December 31, 2022, 2021, and 2020
(in thousands of dollars)

	2022	2021	2020
Premiums and other income
Premiums and annuity considerations	$ 432,208	$ 429,752	$ 394,965
Net investment income	208,452	192,906	194,947
Commissions and expense allowances on reinsurance ceded	18,729	19,436	20,409
Other income	2,354	5,527	1,339

Total premiums and other income	661,743	647,621	611,660

Benefits and expenses
Death and annuity benefit payments	190,006	199,246	168,008
Increase in aggregate reserves for life and accident and health policies	74,904	121,961	113,887
Surrender benefits and other fund withdrawals	86,564	87,168	91,361
Interest on deposit contracts	12,996	10,777	11,966
Other policyholder benefits	12,025	11,774	10,908
Commissions	25,965	26,872	22,504
General insurance expenses	107,822	111,838	116,176
Taxes, licenses, fees, and other expenses	13,175	14,195	10,982

Total benefits and expenses	523,457	583,831	545,792
Income before dividends to policyholders, income tax expense, and net realized capital gains (losses)	138,286	63,790	65,868
Dividends to policyholders	12,777	12,102	13,206
Income before income tax expense and net realized capital gains (losses)	125,509	51,688	52,662
Income tax expense	25,457	10,308	12,439

Income before net realized capital gains (losses)	100,052	41,380	40,223
Net realized capital gains (losses), net of tax	(6,250)	(1,799)	10,981

Net income (loss)	$ 93,802	$ 39,581	$ 51,204

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Changes in Capital Surplus
Years Ended December 31, 2022, 2021, and 2020
(in thousands of dollars)

	2022	2021	2020
Common stock and additional paid-in surplus
Beginning balance	$ 28,698	$ 28,698	$ 28,429
Contributed (distributed) capital	—	—	269

Ending balance	28,698	28,698	28,698

Unassigned surplus
Beginning balance	416,678	376,210	656,632
Net income (loss)	93,802	39,581	51,204
Change in net unrealized capital gains (losses), net of tax	(3,637)	572	(16,960)
Change in net deferred income tax	6,792	2,492	3,473
Change in asset valuation reserve	(6,248)	(4,192)	21,360
Change in nonadmitted assets	(39,907)	2,015	(39,499)
Dividends to stockholders	(39,000)	—	(300,000)

Ending balance	428,480	416,678	376,210

Total capital and surplus	$ 457,178	$ 445,376	$ 404,908

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Cash Flows
Years Ended December 31, 2022, 2021, and 2020
(in thousands of dollars)

	2022	2021	2020
Cash from operations
Premiums collected net of reinsurance	$ 419,727	$ 411,522	$ 387,014
Net investment income	206,215	195,853	199,515
Miscellaneous income	21,482	21,960	20,745
Benefit and loss related payments	(290,906)	(295,053)	(260,282)
Commissions, expenses paid, and aggregate write-ins for deductions	(148,707)	(151,237)	(148,154)
Dividends paid to policyholders	(4,394)	(5,563)	(5,906)
Federal and foreign income taxes (paid) recovered	(24,710)	(11,868)	(17,688)

Net cash provided by (used in) operations	178,707	165,614	175,244

Cash from investments
Proceeds from investments sold, matured, or repaid
Bonds	1,223,080	876,877	1,407,536
Stocks	—	—	164,159
Mortgage loans	92,305	227,949	149,438
Other invested assets	15,779	—	—
Miscellaneous proceeds	8,123	3,699	20,221

Total investment proceeds	1,339,287	1,108,525	1,741,354
Cost of investments acquired (long-term only)
Bonds	1,477,906	1,077,205	1,581,872
Stocks	58,690	3,696	87,094
Mortgage loans	138,655	84,023	58,365
Other invested assets	759	—	269
Miscellaneous applications	9	19	1,360

Total investments acquired	1,676,019	1,164,943	1,728,960
Net (increase) decrease in policy loans and premium loans	2,191	8,335	8,551

Net cash provided by (used in) investments	(334,541)	(48,083)	20,945

Cash from financing and miscellaneous sources
Paid in surplus	—	—	269
Borrowed funds	(5,000)	5,000	—
Net deposits to investment-type and universal life contracts	182,301	(17,019)	(21,130)
Dividends to stockholders	(39,000)	—	(300,000)
Other cash provided (applied)	81,768	(136,949)	33,391
Net cash provided by (used in) financing and miscellaneous sources	220,069	(148,968)	(287,470)

Reconciliation of cash, cash equivalents, and short-term investments

Net change in cash, cash equivalents, and short-term investments	64,235	(31,437)	(91,281)
Cash, cash equivalents, and short-term investments
Beginning of year	56,260	87,697	178,978

End of year	$ 120,495	$ 56,260	$ 87,697

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

1.	Nature of Operations and Significant Statutory Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the Company) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company, S.I. (AFMICSI). The Company operates in the life insurance industry, principally selling and servicing term life, whole life, and universal life products to provide financial protection for qualified individuals, families, and business enterprises. It sells these products predominantly through a multi-line, exclusive agency force in nineteen states.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by various domiciliary state insurance departments. Prescribed statutory accounting practices (STAT) include the National Association of Insurance Commissioners’ (NAIC) “Accounting Practices and Procedures Manual”, as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. In addition, the respective domiciliary state insurance departments have a right to permit other specific practices that may deviate from prescribed practices. No permitted differences in STAT between applicable state insurance departments and the NAIC are used in the preparation of these statutory financial statements.
The preparation of financial statements in conformity with STAT requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The accompanying statutory financial statements vary materially from financial statements prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), primarily because on a STAT basis: (a) bonds are generally carried at amortized cost rather than being valued at fair value; (b) policy acquisition costs, such as commissions and other costs directly related to acquiring business, are charged to operations as incurred and are not deferred; (c) aggregate reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (d) investment and universal life-type insurance contracts are recorded as revenues and expenses, rather than reported as increases or decreases in a liability account; (e) a dividend liability is established for all dividends to be paid in the following year, rather than establishing a liability for dividends earned; (f) deferred tax assets (DTAs) to provide for temporary differences between the tax and financial reporting bases of assets and liabilities are generally limited to those temporary differences which reverse in the following three years and offset deferred tax liabilities (DTLs); (g) the Asset Valuation Reserve (AVR) is reported as a liability with changes charged or credited directly to unassigned surplus; (h) the Interest Maintenance Reserve (IMR) defers recognition of realized interest-related gains and losses of investment securities and amortizes them into income over the securities’ remaining lives; and, (i) certain assets are considered non-admitted and therefore excluded from surplus; see Note 1(k) below for a description of these items.
The effect of the foregoing differences in the accompanying statutory financial statements is material.
The significant accounting policies used in the preparation of these statutory financial statements include:

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

a.	Cash and Invested Assets
Investments in bonds rated "1" (highest quality), "2" (high quality), "3" (medium quality), "4" (low quality), or "5" (lower quality) by the Securities Valuation Office (SVO) of the NAIC are reported in the statutory financial statements at amortized cost. Bonds rated "6" (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Valuations for loan-backed securities include anticipated prepayments at the date of purchase and are adjusted for updated prepayment information using the retrospective method.
Investments in commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (RMBS) utilize a two-step process to obtain a valuation and rating in accordance with SSAP 43R, Loan-Backed and Structured Securities. The first step derives a rating for valuation by comparing the current amortized cost to the modeled range of values assigned to the six NAIC designations for each security. This determines whether the securities are carried at the lower of amortized cost or fair value per the above rules. The second step utilizes the same modeled range of values to derive a rating for reporting using the current carrying value as determined in the first step.
SVO-identified fixed income exchange traded funds (bond ETFs) are classified as bonds and are reported either at fair value or amortized cost, depending on portfolio mandates. Any such investments purchased in portfolios managed on a total return basis are reported at fair value while investments purchased in portfolios that are managed to book yield targets are reported at amortized cost using a systematic value approach. The calculation of systematic value uses current underlying cash flows of the bond ETF (obtained from the issuing institution monthly) to determine monthly effective interest, which is then compared to each month's actual ETF distribution. Any difference between the most recent monthly effective interest calculation and the actual ETF distribution is the amount of amortization/accretion that is reflected in income and is used to adjust the book value of the investment. The Company does not own any SVO-identified investments that are reported using a different measurement method than that used in a prior reporting period or any that no longer qualify for the systematic value method.
Common stocks are generally reported in the statutory financial statements at fair value, which is based primarily on values published by independent pricing sources and quoted market prices.
Mortgage loans are generally carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts.
Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance to the extent of the cash value of the policy. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The interest rate for policy loans on current issues in 2022, 2021, and 2020 was 7.5%.
Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase. Short-term investments represent securities that have maturities of one year or less at purchase. Money market mutual funds are classified as cash equivalents and are carried at fair value.
The Company has contracted with a third-party banking institution (lending agent) to operate a securities lending program, which involves lending certain fixed income and equity securities to qualified borrowers in return for collateral in the form of either cash or approved securities. The Company maintains ownership of securities that are loaned out, and therefore, does not

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

derecognize or otherwise reclassify such securities for reporting purposes. Non-cash collateral received from borrowers is not permitted by contract or custom to be sold or repledged and, as such, the Company does not recognize any related asset or liability balances. All cash received as collateral is subsequently reinvested by the lending agent in short-term and cash equivalent securities, the majority of which have 30 days or less to maturity. Reinvested securities are subject to written investment guidelines that the Company maintains with the purpose of controlling the amount of credit and liquidity risk present in the portfolio. The total value of these reinvested securities is recognized as an asset (securities lending collateral) while a liability (securities lending payable) is recognized equal to the total cash value received. The Company only accepts non-cash collateral as part of its securities lending program, and, thus, no reinvested cash collateral is recognized on the balance sheet. As a result of the restrictions on cash collateral received, securities lending activities are considered to be non-cash financing activities. Given that the Company typically holds collateral for 90 days or less, the financing is considered short-term and the overall change in collateral balances is shown on a net basis in the statements of cash flows. See Note 2(f) for further information on the Company's securities lending program.
Investment income is recognized when earned. Dividend income is recognized on the ex-dividend date. The Company nonadmits investment income due and accrued on bonds in or near default, and other amounts that are over 90 days past due with the exception of mortgage loans in default, which are excluded when 180 days or more past due. There was no investment income due and accrued that was nonadmitted as of December 31, 2022 and 2021. Realized gains and losses on sales of investments are determined on a specific identification basis and are recognized directly in the accompanying statutory statements of operations. Unrealized gains and losses resulting from changes in the fair value of common stocks, bond ETFs carried at fair value, and those bonds rated NAIC 6 are credited or charged to change in net unrealized capital gains (losses), a component of the Company’s unassigned surplus, net of deferred taxes. If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recognized as a realized loss and the cost of the investment is reduced to either its present value of expected future cash flows or its fair value depending on security type.
b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the statutory balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full  term of the asset or liability.

Level 3
Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level of input that is significant to the fair value measurement in its entirety.
 c.   Interest Maintenance and Asset Valuation Reserves
The interest maintenance reserve (IMR) and asset valuation reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short- and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold; the amortization is reflected in the Company’s statutory statements of operations. When the IMR reserve is positive, the balance is recognized in other liabilities within the balance sheets. Any negative IMR balance is disallowed and is ultimately recognized as a non-admitted asset, with changes in the disallowed balance credited or charged to unassigned surplus.
The AVR is a reserve designed to protect surplus against potential declines in value in the Company’s invested assets that are not related to interest rate changes. Changes in the AVR are charged or credited directly to unassigned surplus.
d.	Death and Annuity Benefit Payments
Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the Company's statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries.
e.	Aggregate Reserves for Life and Deposit-Type Contracts
Aggregate reserves for life contracts are based on statutory methods, mortality and morbidity tables, and interest requirements, and make no provision for withdrawals. These reserves conform to the valuation laws of the State of Wisconsin.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

Aggregate reserves for life contracts were determined using the following valuation standards as of December 31:
		% of Total Life Reserves
Mortality Table	Reserve Method	2022	2021

1958 CSO, 2-1/2%	Net level	1.9%	1.9%
1958 CSO, 2-1/2%	Modified net level	3.6	3.7
1958 CSO, 4-1/2%	Net level	12.8	13.0
1958 CSO, 5-1/2%	CRVM	1.1	1.1
1958 CSO, 6%	CRVM	2.0	2.1
1980 CSO, 4%	Modified net level	4.9	5.0
1980 CSO, 4%	CRVM	2.2	2.3
1980 CSO, 4-1/2%	Net level	2.5	2.5
1980 CSO, 4-1/2%	CRVM	23.0	24.0
1980 CSO, 5%	Net level	6.5	6.6
1980 CSO, 5%	CRVM	0.8	0.9
1980 CSO, 5-1/2%	CRVM	1.0	1.1
2001 CSO, 4%	CRVM	18.2	18.2
2001 CSO, 3.5%	CRVM	14.2	12.7
Other bases		5.3	4.9

		100.0%	100.0%
As of December 31, 2022, the Company had 52,108 policies and $4,244,414 of insurance in force for which the gross premiums are less than the net premium according to the standard valuation set by the State of Wisconsin. Reserves (net of reinsurance) for the excess of net premiums over gross premiums on these policies were $13,878 and $16,978 at December 31, 2022 and 2021, respectively.
Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate to the mean average reserves.
For certain life business, reserves are calculated according to Statutory Principle-Based Reserving (PBR) requirements. PBR utilizes methods and assumptions based on a fundamental set of principles that allow an insurer to reflect its own unique experience and risks in calculating reserves rather than following one-size-fits-all rules. The reported reserve amount calculated following principle-based methods was $0 and $33,061 before reinsurance as of December 31, 2022 and 2021, respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The following lists annuity actuarial reserves and deposit-type contract liabilities by withdrawal characteristics as of December 31:
2022
INDIVIDUAL ANNUITIES
		Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$ —	$ —	$ —	$ —	— %
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	138,419	138,419	29.5

Total with adjustment or at fair value	—	—	138,419	138,419	29.5

At book value without adjustment (minimal or no charge or adjustment)	298,672	—	—	298,672	63.6
Not subject to discretionary withdrawal	32,632	—	—	32,632	6.9

Total (gross)	331,304	—	138,419	469,723	100.0%
Reinsurance ceded	19,870	—	—	19,870

Total (net)	$ 311,434	$ —	$ 138,419	$ 449,853

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$ —	$ —	$ —	$ —

DEPOSIT-TYPE CONTRACTS (no life contingencies)
Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$ —	$ —	$ —	$ —	— %
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	—	—	—	—	—
At book value without adjustment (minimal or no charge or adjustment)	461,346	—	—	461,346	91.0
Not subject to discretionary withdrawal	45,445	—	—	45,445	9.0

Total (gross)	506,791	—	—	506,791	100.0%
Reinsurance ceded	—	—	—	—

Total (net)	$ 506,791	$ —	$ —	$ 506,791

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$ —	$ —	$ —	$ —

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

2021
INDIVIDUAL ANNUITIES
		Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$ —	$ —	$ —	$ —	— %
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	175,331	175,331	34.5

Total with adjustment or at fair value	—	—	175,331	175,331	34.5

At book value without adjustment (minimal or no charge or adjustment)	299,186	—	—	299,186	58.9
Not subject to discretionary withdrawal	33,697	—	—	33,697	6.6

Total (gross)	332,883	—	175,331	508,214	100.0%
Reinsurance ceded	18,017	—	—	18,017

Total (net)	$ 314,866	$ —	$ 175,331	$ 490,197

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$ —	$ —	$ —	$ —

DEPOSIT-TYPE CONTRACTS (no life contingencies)
Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$ —	$ —	$ —	$ —	— %
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	—	—	—	—	—
At book value without adjustment (minimal or no charge or adjustment)	266,883	—	—	266,883	85.1
Not subject to discretionary withdrawal	46,764	—	—	46,764	14.9

Total (gross)	313,647	—	—	313,647	100.0%
Reinsurance ceded	—	—	—	—

Total (net)	$ 313,647	$ —	$ —	$ 313,647

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$ —	$ —	$ —	$ —

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The following lists life actuarial reserves by withdrawal characteristics as of December 31:
2022
				Separate Account - Nonguaranteed
	General Account
	Account Value			Account Value
		Cash Value	Reserve		Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans

Term policies with cash value	$ —	$ —	$ —	$ —	$ —	$ —
Universal life	539,785	485,806	476,461	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,518,082	2,870,583	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	14,115	—	—	178,421
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values

Term policies without cash value	—	—	617,602	—	—	—
Accidental death benefits	—	—	1,096	—	—	—
Disability - active lives	—	—	14,778	—	—	—
Disability - disabled lives	—	—	34,236	—	—	—
Miscellaneous reserves	—	—	69,458	—	—	—

Total (gross)	539,785	3,003,888	4,098,329	—	—	178,421
Reinsurance ceded	—	—	290,787	—	—	—

Total (net)	$ 539,785	$ 3,003,888	$ 3,807,542	$ —	$ —	$ 178,421

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

2021
				Separate Account - Nonguaranteed
	General Account
	Account Value			Account Value
		Cash Value	Reserve		Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans

Term policies with cash value	$ —	$ —	$ —	$ —	$ —	$ —
Universal life	526,768	475,860	464,732	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,438,726	2,782,029	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	13,215	—	—	215,942
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values

Term policies without cash value	—	—	657,974	—	—	—
Accidental death benefits	—	—	1,101	—	—	—
Disability - active lives	—	—	16,049	—	—	—
Disability - disabled lives	—	—	34,446	—	—	—
Miscellaneous reserves	—	—	72,292	—	—	—

Total (gross)	526,768	2,914,586	4,041,838	—	—	215,942
Reinsurance ceded	—	—	307,235	—	—	—

Total (net)	$ 526,768	$ 2,914,586	$ 3,734,603	$ —	$ —	$ 215,942

f.	Policyholders' Dividends Payable
Approximately 81.6% of the Company’s life contracts are considered participating policies. The Company accounts for policyholder dividends based upon dividend scales approved by AFLIC’s Board of Directors. The amount of dividends to be paid is determined annually. Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits, or left on deposit with the Company to accumulate interest. Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statutory statements of operations. The Company’s annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year. The portion of the Company’s earnings allocated as dividends is included in policyholders’ dividends payable.
g.	Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing, and tax expenses with AFMICSI and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Expenses allocated to the Company amounted to $134,529, $139,682, and $138,098 for 2022, 2021, and 2020, respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

h.	Life Premiums, Annuity Considerations, and Expense Recognition
Life insurance premiums and annuity considerations are generally recognized as income when received. Advance premiums represent amounts received prior to policy effective dates and are recognized as income on the policy’s anniversary date. Deposits on deposit-type contracts are recorded as a liability when received. Expenses are charged to operations as incurred.
The Company annually evaluates whether a premium deficiency exists relating to long-duration contracts. Anticipated investment income is considered as part of this evaluation. The Company did not recognize a premium deficiency reserve as of December 31, 2022 and 2021.
i.	Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.
Amounts related to the Company's reinsurance program as of and for the years ended December 31 are summarized as follows:
	2022	2021	2020

Reserves ceded	$ 310,657	$ 319,939	$ 331,906
Premiums ceded	74,702	78,862	81,686
Commissions and expense allowances	18,729	19,436	20,409
Benefits on ceded claims	58,908	78,716	61,102
In 2022 the Company's reinsurance reserve credits were concentrated among the following reinsurers:
SCOR Reinsurance Group	29%
Munich American Reassurance Company	21
Swiss RE Life & Health America Inc.	14
Reinsurance Group of America, Incorporated	8
Security Life of Denver Insurance Co.	8
Effective July 1, 2010, the Company assumed the long-term care business from AFMICSI by way of a 100% quota share reinsurance agreement. The Company assumed reinsurance premiums of $5,350, $5,431, and $5,400 during 2022, 2021, and 2020, respectively, and $143,943 and $138,547 of reserves at December 31, 2022 and 2021, respectively, from AFMICSI under this agreement.
The Company cedes 100% of its variable universal life (VUL) and variable annuity (VA) business, which the Company no longer sells, under a 100% reinsurance agreement with Kansas City Life Insurance Company (KCL). Pursuant to this agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies with the exception of the separate account liabilities which are retained by AFLIC under the modified coinsurance agreement relating to the separate accounts (see Note 8).
These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

j.	Income Taxes
The Company files a consolidated federal income tax return with AFMICSI and affiliated companies, excluding Grain Dealers Mutual Insurance Company (GDMIC), Spring Valley Mutual Insurance Company (SVMIC), Austin Mutual Insurance Company (AMIC), and Trusted Resource Underwriters Exchange (TRUE).
The consolidated federal income tax is allocated to each member company in the following manner: Companies having tax profits on a separate return basis will incur federal tax expense based on separate return taxable incomes. Companies with tax losses on a separate return basis will be compensated (at the current federal tax rate) for the reduction in the consolidated tax liability resulting from losses. Such compensation shall come directly from profitable companies that utilize those tax losses to reduce taxable incomes. A loss company may have to repay this current year compensation back to the profitable company if the profitable company later incurs losses that, on a separate return basis, may be carried back to offset its current year income. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual companies producing such credits. Special additional taxes are similarly allocated to each member company.
The reporting of federal and foreign income taxes under STAT is similar to the reporting requirements under GAAP except for the following differences. Under STAT, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recognized. Under GAAP, there is a requirement to reduce the amount of DTAs by a valuation allowance if it is more likely than not that some portion of the DTA will not be realized. STAT requires that the gross DTAs be subject to an admissibility test which also includes the more likely than not valuation allowance. Under STAT, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which recognizes the change in deferred taxes (deferred tax provision) as a component of the total tax provision (sum of federal current and deferred) that is included in other comprehensive income rather than as a direct adjustment to equity. The gross change in the DTA/DTL related to unrealized capital gains and losses is charged directly to surplus by netting against the unrealized capital gains and losses. The effect on deferred taxes of a change in tax rates is recognized as a component of the change in unassigned surplus in the period enacted for STAT purposes and is recognized in income as a component of income tax expense from continuing operations in the period of enactment for GAAP. Under STAT, state current income taxes are included as an underwriting expense while under GAAP they are part of income tax expense.
k.	Nonadmitted Assets
Certain assets designated as “nonadmitted assets,” primarily consisting of DTAs, disallowed negative IMR balance, and an unaudited investment in a subsidiary, controlled, and affiliated (SCA) entity, have been excluded from the statutory balance sheets through a direct charge against unassigned surplus. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in capital and surplus.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

l.	Separate Accounts
Separate account assets include segregated funds invested by the Company, as designated by VUL and VA policy owners, in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. Policy owners are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value based on quoted market prices of the underlying funds, which are traded in non-active markets. The liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The net investment experience (investment income, gains and losses) of these accounts are credited directly to the policy owners and, therefore, are not included in the Company’s net income.
The separate account expense allowance represents the difference between the account value and the statutory reserve, and corresponds to the value of the surrender charges contained in the contract terms of the account. The expense allowance decreases over time as the surrender charge rates decline. The Company cedes all of its VUL and VA business under a 100% reinsurance agreement with KCL and thus carries no net expense allowance for the years ended December 31, 2022 and 2021 (see Note 1(i)).
m.   Statements of Cash Flows
Non-cash operating, investing, and financing activities for the years ended December 31 are summarized as follows:
	2022	2021	2020

Proceeds from bonds sold (e.g., tax free exchanges)	$ 1,120	$ 12,756	$ (1,994)
Proceeds from stocks sold (e.g., tax free exchanges)	—	—	342
Cost of bonds acquired (e.g., tax free exchanges)	1,120	12,756	(1,994)
Cost of stocks acquired (e.g., tax free exchanges)	—	—	342
Non-cash related premiums	7,719	7,868	8,020
Non-cash related benefits and loss payments	10,842	10,295	11,428
Non-cash related dividends	7,719	7,868	8,020
Non-cash related investment type deposits	10,842	10,295	11,428
Non-cash related mortgage loans disposed	—	—	2,563
Non-cash related real estate acquired	—	—	2,563

n.	Reclassifications
Certain reclassifications have been made to prior year amounts in the accompanying statutory financial statements to conform to current year presentation and allow for consistent financial reporting.
o.	Subsequent Events
The Company has evaluated events subsequent to December 31, 2022, through February 28, 2023, the date these statutory financial statements were available to be issued. Based on this evaluation, no Type I or Type II events have occurred subsequent to December 31, 2022, that require disclosure or adjustment to the statutory financial statements at that date or for the year then ended.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

2.	Financial Instruments

a.	Fair Value of Financial Instruments
Fair value guidance establishes a hierarchy for inputs used in determining fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices that are readily and regularly available in active markets. Generally, these are the most liquid of the Company’s holdings and valuation of these securities does not involve management judgment. Matrix pricing and other similar techniques are other examples of the market approach. Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.
When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.
The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:
Level 1 Measurements
Bonds: Comprised of U.S. Treasuries and SVO-identified fixed income exchange traded funds valued based on unadjusted quoted prices for identical assets in active markets.
Common Stocks: Comprised of actively traded, exchange listed U.S. and international equity securities, including exchange traded funds and mutual funds. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.
Cash Equivalents: Comprised of actively traded money market funds, which have daily quoted net asset values for identical assets that the Company can access, and U.S. Treasuries, which have unadjusted quoted prices for identical assets in active markets.
Level 2 Measurements
Bonds: The majority of the Company’s Level 2 fixed income securities are priced by leading, nationally recognized providers of market data and analytics. These securities are principally valued using the market and income approaches. When available, recent trades of identical or similar assets are used to price these securities. However, because many fixed income

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

securities do not actively trade on a daily basis, pricing models are often used to determine security prices. The pricing models discount future cash flows at estimated market interest rates. These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset. Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term-to-maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data. Inputs may vary depending on the type of security.
A small segment of Level 2 securities are priced internally using matrix pricing or through third-party vendors that specialize in difficult-to-price securities.
Common Stocks: Comprised of shares in Federal Home Loan Bank of Chicago (FHLBC) stock as discussed in Note 9. While not actively traded, the valuation for the FHLBC investment is perpetually quoted at $100 per share by the FHLBC.
Cash Equivalents: Cash equivalents are valued based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.
Short-term Investments: Short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.
Mortgage Loans: The fair value of mortgage loans is based upon discounted future cash flows using the current rate at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.
Policy Loans: Consist of policy loans carried at their outstanding principal balance, which approximates fair value.
Separate Account Assets: Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.
Level 3 Measurements
Bonds: Comprised of Corporate, ABS, RMBS, and CMBS securities valued using trader-marked bid-side dollar prices and spreads to updated swaps curves from a third-party pricing vendor. Certain securities are valued using the mid-point of actual bid and ask market quotes from global and regional banks or from non-binding external sources where observable inputs are not readily available.
The Company held no Level 3 securities that were carried at fair value as of December 31, 2022 and 2021.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The following summarizes the Company’s financial assets and financial liabilities carried at fair value on a recurring basis as of December 31:
2022
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2022
Financial assets
Bonds
SVO identified funds	$ 25,222	$ —	$ —	$ 25,222
Common stocks	56,331	8,903	—	65,234
Cash equivalents	114,553	—	—	114,553
Separate account assets	—	317,895	—	317,895

Total recurring basis assets	$ 196,106	$ 326,798	$ —	$ 522,904

2021
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2021
Financial assets
Bonds
SVO identified funds	$ 2,346	$ —	$ —	$ 2,346
Common stocks	5,544	530	—	6,074
Cash equivalents	65,554	—	—	65,554
Separate account assets	—	392,729	—	392,729

Total recurring basis assets	$ 73,444	$ 393,259	$ —	$ 466,703
The following summarizes the fair value of the Company’s financial assets and liabilities by type as of December 31:
2022
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Bonds	$ 3,813,169	$ 4,264,451	$ 138,204	$ 3,666,576	$ 8,389
Common stocks	65,234	65,234	56,331	8,903	—
Cash equivalents	123,604	123,602	123,106	498	—
Short-term investments	6,535	6,545	—	6,535	—
Mortgage loans	570,846	635,005	—	570,846	—
Policy loans	166,881	164,100	—	166,881	—
Separate account assets	317,895	317,895	—	317,895	—

Total financial assets	$ 5,064,164	$ 5,576,832	$ 317,641	$ 4,738,134	$ 8,389

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

2021
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Bonds	$ 4,530,927	$ 4,102,349	$ 76,200	$ 4,413,149	$ 41,578
Common stocks	6,074	6,074	5,544	530	—
Cash equivalents	65,554	65,554	65,554	—	—
Short-term investments	—	—	—	—	—
Mortgage loans	630,171	588,655	—	630,171	—
Policy loans	169,071	167,026	—	169,071	—
Separate account assets	392,729	392,729	—	392,729	—

Total financial assets	$ 5,794,526	$ 5,322,387	$ 147,298	$ 5,605,650	$ 41,578

As part of its pricing procedures, the Company obtains quotes from leading providers of pricing data, and the Company’s internal pricing policy is to use consistent sources for individual securities based on security type in order to maintain the integrity of its valuation process. These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third-party pricing data provider or recent trade activity obtained from online trading sites. In addition, investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity. As necessary, the Company utilizes pricing services that specialize in difficult-to-value securities to price esoteric or illiquid securities. Material discrepancies between the primary and secondary sources are investigated, reconciled, and updated as warranted. This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.
On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage. In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.
During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable, the Company will transfer that security to Level 3.
There were $0 and $6,067 in transfers from Level 2 into Level 3 during 2022 and 2021. The transfers from Level 2 to Level 3 during 2021 were due to a change in pricing vendor (and therefore pricing methodologies) for certain securities. There were $32,894 and $0 in transfers from Level 3 to Level 2 during 2022 and 2021. The transfers from Level 3 to Level 2 during 2022 were due to a change in pricing vendor (and therefore pricing methodologies) for certain securities.
Deferred Annuities and Structured Settlements
Fair values for deferred annuities are based on the cash surrender value of the policies. Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

Fair Value
The fair values of the Company's significant financial instruments that are carried on the statutory balance sheets at a value other than fair value or are not disclosed on the face of the statutory balance sheets or elsewhere in the notes at December 31 are as follows:
	2022		2021
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial liabilities
Deferred annuities	$ 269,588	$ 269,553	$ 272,783	$ 272,685
Structured settlements	34,223	40,652	36,677	43,708

b.	Common Stocks
The aggregate cost, gross unrealized gains, gross unrealized losses, and fair value of common stocks at December 31 are as follows:
	2022	2021

Aggregate cost	$ 65,912	$ 7,221
Gross unrealized gains	1,420	565
Gross unrealized losses	(2,098)	(1,712)

Fair value	$ 65,234	$ 6,074
The fair value and unrealized losses, categorized by stocks in loss positions for less than 12 months and stocks in loss positions for more than 12 months, at December 31 are as follows:
	2022
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
Common stocks	1	$ 51,915	$ (2,098)	—	$ —	$ —	$ 51,915	$ (2,098)

	1	$ 51,915	$ (2,098)	—	$ —	$ —	$ 51,915	$ (2,098)

	2021
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
Common stocks	—	$ —	$ —	1	$ 1,283	$ (1,712)	$ 1,283	$ (1,712)

	—	$ —	$ —	1	$ 1,283	$ (1,712)	$ 1,283	$ (1,712)
The Company believes that declines in fair value related to these stocks are temporary. In determining whether these declines in fair value are temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.
During 2022, 2021, and 2020, the Company recognized other-than-temporary impairments (OTTI) in its stock portfolio resulting in a total realized loss of $0, $0, and $1,560, respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

Proceeds from sales of stocks during 2022, 2021, and 2020 were $0, $0, and $164,070, respectively. Gross gains of $0, $0, and $37,106 and gross losses of $0, $0, and $3,531 were realized on those sales during 2022, 2021, and 2020, respectively.
The Company’s common stock investments consist primarily of shares in an S&P 500 index exchange-traded fund (ETF).
c.	Bonds
The carrying value and fair value of long-term bonds at December 31 are as follows:
	2022
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Description of Securities:
U.S. governments	$ 106,890	$ 9	$ (11,901)	$ 94,998
States, territories, and possessions	21,403	165	(908)	20,660
Political subdivisions of states, territories, and possessions	59,222	1,428	(4,215)	56,435
Special revenue & special assessment	340,235	1,004	(31,028)	310,211
Industrial and miscellaneous unaffiliated	3,683,196	5,510	(408,395)	3,280,311
SVO identified funds	53,505	—	(2,951)	50,554

Total	$ 4,264,451	$ 8,116	$ (459,398)	$ 3,813,169

	2021
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Description of Securities:
U.S. governments	$ 77,469	$ 5,431	$ (775)	$ 82,125
States, territories, and possessions	22,061	3,892	—	25,953
Political subdivisions of states, territories, and possessions	59,303	11,915	(18)	71,200
Special revenue & special assessment	253,712	22,680	(1,164)	275,228
Industrial and miscellaneous unaffiliated	3,685,656	397,025	(10,421)	4,072,260
SVO identified funds	4,148	13	—	4,161

Total	$ 4,102,349	$ 440,956	$ (12,378)	$ 4,530,927

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months, at December 31 are as follows:
	2022
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
U.S. governments	34	$ 83,796	$ (9,690)	4	$ 10,663	$ (2,211)	$ 94,459	$ (11,901)
States, territories, and possessions	6	16,240	(908)	—	—	—	16,240	(908)
Political subdivisions of states, territories, and possessions	10	14,709	(2,480)	3	5,791	(1,735)	20,500	(4,215)
Special revenue & special assessment	162	213,719	(21,173)	40	36,976	(9,855)	250,695	(31,028)
Industrial and miscellaneous unaffiliated	926	2,845,606	(321,089)	158	303,003	(87,306)	3,148,609	(408,395)
SVO identified funds	1	27,198	(2,951)	—	—	—	27,198	(2,951)

	1,139	$ 3,201,268	$ (358,291)	205	$ 356,433	$ (101,107)	$ 3,557,701	$ (459,398)

	2021
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
U.S. governments	5	$ 19,674	$ (356)	2	$ 11,412	$ (419)	$ 31,086	$ (775)
States, territories, and possessions	—	—	—	—	—	—	—	—
Political subdivisions of states, territories, and possessions	3	7,542	(18)	—	—	—	7,542	(18)
Special revenue & special assessment	39	48,385	(1,032)	2	3,685	(132)	52,070	(1,164)
Industrial and miscellaneous unaffiliated	222	552,865	(8,921)	12	33,492	(1,500)	586,357	(10,421)
SVO identified funds	—	—	—	—	—	—	—	—

	269	$ 628,466	$ (10,327)	16	$ 48,589	$ (2,051)	$ 677,055	$ (12,378)
If the Company has the intent to sell or will more likely-than-not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recognized as a realized investment loss in the statutory statements of operations. The Company recognized OTTI losses due to intent to sell fixed income securities totaling $0, $4,082, and $1,590 in 2022, 2021, and 2020, respectively.
If the Company does not have the intent to sell but a structured fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit-related loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary, credit-related impairments are recognized as a realized investment loss in the statutory statements of operations when the PVCF is less than the amortized cost.
There were no credit-related impairments recognized on structured securities in 2022, 2021, and 2020, and the Company does not hold any structured securities with a previously recognized other-than-temporary, credit-related impairment.
In determining whether losses on non-structured securities are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists. Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these investments.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

Credit-related OTTI losses recorded on non-structured securities were $0, $0, and $7,355 in 2022, 2021, and 2020, respectively.
During 2022, 2021, and 2020, for its bond portfolio, the Company recorded total OTTI in realized capital losses in the statutory statements of operations of $0, $4,082, and $8,945, respectively. These amounts include impairments taken due to the intent to sell securities. The Company believes that all other declines in fair value related to bonds are temporary.
The carrying value and fair value of bonds, including short-term and cash equivalent bonds, at December 31, 2022, are shown below by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed in a separate category as follows:
	Carrying Value	Fair Value

Due in one year or less	$ 71,580	$ 71,251
Due after one year through five years	275,869	265,231
Due after five years through ten years	586,446	531,798
Due after ten years	2,109,432	1,820,693

Subtotal	3,043,327	2,688,973

Asset-backed securities	703,205	640,136
Mortgage-backed securities	480,008	449,091
SVO identified funds	53,505	50,554

Total	$ 4,280,045	$ 3,828,754
Proceeds from sales of long-term bonds during 2022, 2021, and 2020 were $1,049,150, $666,551, and $1,191,770, respectively. Gross gains of $6,240, $22,569, and $33,912 and gross losses of $98,047, $8,230, and $31,186 were realized on those sales for 2022, 2021, and 2020, respectively, before transfer to the IMR account. The basis of the securities sold was determined using specific identification.
At December 31, 2022 and 2021, respectively, investments with an amortized cost of $4,784 and $4,450 were on deposit with various regulatory authorities to comply with insurance laws.
The Company also invests in bonds with callable features, which grant the issuer the right to redeem the security in part or in whole at specified dates throughout the life of the contract. There were 14 and 23 bonds redeemed as a result of such a callable feature during the years ended December 31, 2022 and 2021, respectively, with $8,002 and $5,874 recognized in investment income as a result of prepayment penalties and/or acceleration fees, respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

d.	Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:
	2022	2021	2020

Bonds	$ 179,060	$ 162,096	$ 157,644
Common stocks	461	51	1,060
Mortgage loans	24,532	29,773	34,769
Policy loans	12,179	12,655	13,256
Other	1,331	290	1,133

Total investment income	217,563	204,865	207,862
Investment expenses	(9,111)	(11,959)	(12,915)

Net investment income	$ 208,452	$ 192,906	$ 194,947

e.	Mortgage Loans
The minimum and maximum lending rates for commercial mortgage loans issued during 2022 and 2021 ranged from 3.25% to 5.20% and 3.30% to 4.17%, respectively. During 2022 and 2021, the Company did not reduce interest rates on outstanding mortgage loans.
Mortgage loans of the Company are invested primarily in office, retail, and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 62%.
Significant concentrations of mortgage loans by geographic regions include the following as of December 31:
	2022	2021

South	$ 324,388	$ 265,613
West	197,968	195,972
Midwest	78,351	91,853
Northeast	34,298	35,216
The Company considers any loan that is one or more days delinquent to be past due. At December 31, 2022 and 2021, the Company had no past due commercial mortgage loans. There were no impairments of loans during 2022 and 2021. As of December 31, 2022 and 2021, all loans in the portfolio were in good standing, with no loans having been significantly modified or restructured.
A loan is considered to be in good standing if all payments are current. When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes. The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company’s watchlist. A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan. Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments. Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain. If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing. Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary. Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.
The Company had $635,005 and $588,655 of loans outstanding as of December 31, 2022 and 2021, respectively, of which $7,541 and $27,074 were on the watchlist. There were no non-performing loans held as of December 31, 2022 and 2021. There were no charge-offs recognized in the mortgage loan portfolio in 2022, 2021, and 2020.
The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2022 and 2021. Changes in the valuation allowance, when applicable, are recognized through net investment income.
Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current. If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt. There were no loans in nonaccrual status at December 31, 2022 or 2021, and no loans were restructured during 2022 or 2021.
f.	Securities Lending
The Company participates in a securities lending program to generate additional net investment income related to its portfolio of invested assets. As part of its securities lending agreements, the Company requires a minimum of 102% of the fair value of securities loaned at the outset of the contract as collateral. The Company and its lending agent monitor the market value of securities loaned on a daily basis and obtain additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. All securities lending agreements have no contractual end date, and as such are deemed to be "open" or "overnight" agreements. The Company maintains the right and ability to repossess the securities loaned on short notice.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The following tables summarize the value of securities on loan and the amount of collateral received in return as of December 31:
2022
	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Reinvested Cash Collateral	Market Value of Non-Cash Collateral

Securities loaned vs. cash collateral	$ —	$ —	$ —	NA
Securities loaned vs. non-cash collateral	30,355	NA	NA	$ 32,983

Total	$ 30,355	$ —	$ —	$ 32,983

2021
	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Reinvested Cash Collateral	Market Value of Non-Cash Collateral

Securities loaned vs. cash collateral	$ —	$ —	$ —	NA
Securities loaned vs. non-cash collateral	15,921	NA	NA	$ 16,871

Total	$ 15,921	$ —	$ —	$ 16,871

As of December 31, 2022 and 2021, the Company participates solely in securities lending vs. non-cash collateral. As such, no reinvested cash collateral is recognized in the statutory balance sheets. See Note 1(a) for further information on the Company's securities lending program.
3.	Income Taxes
The components of the net deferred tax assets (liabilities) at December 31 are as follows:
		2022			2021
		Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Gross deferred tax assets (DTAs)	$ 102,289	$ 6,611	$ 108,900	$ 100,105	$ 6,933	$ 107,038
(b)	Statutory valuation allowance adjustment	—	—	—	—	—	—

(c)	Adjusted gross deferred tax assets ((a) - (b))	102,289	6,611	108,900	100,105	6,933	107,038
(d)	Deferred tax assets nonadmitted	70,004	581	70,585	63,528	—	63,528

(e)	Subtotal (net deferred tax assets) ((c) - (d))	32,285	6,030	38,315	36,577	6,933	43,510
(f)	Gross deferred tax liabilities (DTLs)	1,373	2,576	3,949	184	5,468	5,652

(g)	Net admitted deferred tax assets ((e) - (f))	$ 30,912	$ 3,454	$ 34,366	$ 36,393	$ 1,465	$ 37,858

		2022			2021
		Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years
	recoverable through loss carrybacks	$ —	$ —	$ —	$ —	$ 5,571	$ 5,571
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax asset from 2a above) after application of the threshold limitation (the lesser of 2b1 and 2b2 below)	30,912	3,454	34,366	32,287	—	32,287
	b1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	30,912	3,454	34,366	32,287	—	32,287
	b2. Adjusted gross deferred tax assets allowed per limitation threshold	XXXXX	XXXXX	63,422	XXXXX	XXXXX	61,128
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2a and 2b above) offset by gross deferred tax liabilities	1,373	2,576	3,949	4,290	1,362	5,652
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total (a + b + c)	$ 32,285	$ 6,030	$ 38,315	$ 36,577	$ 6,933	$ 43,510

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

	2022		2021
(a) Ratio percentage used to determine recovery period and threshold limitation amount	715%		792%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in b2 above	$ 465,023		$ 443,149

	2022		2021
	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
(a) Determination of adj. gross def. tax assets & net admitted def. tax assets by tax character as a %
1. Adj. gross DTAs amount from Note 9A1( c)	$ 102,289	$ 6,611	$ 100,105	$ 6,933
2. % of Adj. gross DTAs by tax character attrib. to the impact of tax planning strategies	— %	— %	— %	— %
3. Net admitted adj. gross DTAs amt from Note 9A1( e)	$ 32,285	$ 6,030	$ 36,577	$ 6,933
4. % of Net admitted adj. gross DTAs by tax character admitted because of the impact of tax planning strategies	— %	— %	— %	— %

(b) Does the Company's tax-planning strategies include the use of reinsurance?	[ ] Yes	[ X] No	[ ] Yes	[ X] No
The components of current income tax expense (benefit) are as follows for the years ended December 31:
	2022	2021	2020
Current Income Tax
Federal	$ 25,457	$ 10,308	$ 12,439
Foreign	—	—	—

Subtotal	25,457	10,308	12,439
Federal income tax on net capital gains	(13,029)	3,794	7,638
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Total	$ 12,428	$ 14,102	$ 20,077

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The main components of the net DTAs and DTLs as of December 31 are as follows:
	2022	2021
DTAs
Ordinary
Policyholder reserves	$ 55,246	$ 56,447
Deferred acquisition costs	42,889	39,665
Policyholder dividends accrual	1,985	1,762
Compensation and benefits accrual	440	609
Investments	—	—
Receivables - nonadmitted	1,729	1,622

Subtotal	102,289	100,105

Nonadmitted	70,004	63,528

Admitted ordinary deferred tax assets	32,285	36,577

Capital:
Investments	6,014	6,933
Net capital loss carry-forward	597	—

Subtotal	6,611	6,933
Nonadmitted	581	—

Admitted capital deferred tax assets	6,030	6,933

Admitted deferred tax assets	38,315	43,510

DTLs
Ordinary
Investments	1,373	184

Subtotal	1,373	184

Capital
Investments	2,576	5,468

Subtotal	2,576	5,468

Deferred tax liabilities	3,949	5,652

Net deferred tax assets/liabilities	$ 34,366	$ 37,858

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The components of the change in net deferred tax as of December 31 are as follows:
	2022	2021	Change

Adjusted gross DTAs	$ 108,900	$ 107,038	$ 1,862
Total DTLs	(3,949)	(5,652)	1,703

Net DTAs (DTLs)	$ 104,951	$ 101,386	$ 3,565

Tax effect of unrealized (gains) losses			3,227

Change in net deferred tax			$ 6,792
The actual federal income tax expense (benefit) on operations for 2022, 2021, and 2020 differed from expected tax expense (benefit) as follows:
	2022			2021			2020
		Tax Effect	Effective		Tax Effect	Effective		Tax Effect	Effective
	Amount	at 21%	Tax Rate	Amount	at 21%	Tax Rate	Amount	at 21%	Tax Rate

Income (loss) before taxes and realized gains (losses)	$ 125,509			$ 51,688			$ 52,662
Realized gains (losses)	(91,807)			10,120			25,838
Income (loss) before taxes (including realized gains (losses))	33,702	$ 7,078	21.0%	61,808	$ 12,980	21.0%	78,500	$ 16,485	21.0%
Dividends received deduction	(1,412)	(297)	(1.0)	(1,563)	(328)	(0.5)	(1,570)	(330)	(0.4)
Meals and entertainment	—	—	—	—	—	—	—	—	—
Lobbying expenses	98	21	—	12	3	—	10	2	—
IMR amortization	399	84	—	(3,002)	(631)	(1.0)	(1,003)	(211)	(0.3)
Nonadmitted assets	(506)	(106)	—	(435)	(91)	(0.1)	(1,094)	(230)	(0.3)
Deferred tax balance and audit corrections	(5,445)	(1,143)	(3.0)	(1,438)	(302)	(0.5)	3,908	821	1.1
Prior year permanent items	—	(5)	—	—	(29)	(0.1)	—	44	—
Other	19	4	—	37	8	—	110	23	—

Taxable income (loss)	$ 26,855	$ 5,636	17.0%	$ 55,419	$ 11,610	18.8%	$ 78,861	$ 16,604	21.1%

Current income tax expense (benefit)		$ 12,428	37.0%		$ 14,102	22.8%		$ 20,077	25.5%
Change in net deferred tax (excluding change related to unrealized appreciation of investments)		(6,792)	(20.0)		(2,492)	(4.0)		(3,473)	(4.4)

Total statutory income taxes		$ 5,636	17.0%		$ 11,610	18.8%		$ 16,604	21.1%
Disclosures related to deposits admitted under Section 6603 of the Internal Revenue Service Code are not applicable to this report.
There were no income tax expenses incurred  in the current and prior years that are available for recoupment in the event of future net losses.
The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.
The examinations of the Company’s consolidated federal income tax returns for the years 2018, 2014 and prior are closed, and the years 2015 through 2017 and 2019 through 2022 remain open under the Internal Revenue Service (IRS) statute of limitations. AFMICSI and its subsidiaries are currently under federal audit for tax years 2015 through 2017.
4.	Related Party Transactions
The Company has issued certain annuities to AFMICSI. The carrying value of all such annuities amounted to approximately $32,092 and $34,609 at December 31, 2022 and 2021, respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

As of December 31, 2022 and 2021, the Company recognized $0 and $61,719 due from affiliates, and $22,937 and $0, respectively, due to affiliates, none of which is income taxes due to or from affiliates. Terms of the settlement require that these amounts be settled within 90 days. These balances arise from the intercompany expense allocations described in Note 1(g).
In 2022, the Company distributed $39,000 to AmFam, Inc. for enterprise cash management purposes. In 2021 the Company made no distributions to related parties. In 2020 the Company distributed $300,000 to AmFam, Inc. for enterprise cash management purposes.
5.	Employee Benefit Plans
AFMICSI has a non-contributory qualified pension plan (herein referred to as the American Family Pension Plan) covering employees of AFMICSI and various other enterprise subsidiaries. For AFMICSI employees hired before January 1, 2009, and Sales District Leaders hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the American Family Pension Plan). For AFMICSI employees hired on or after January 1, 2009, and Sales District Leaders hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the American Family Pension Plan). AFMICSI's funding policy is to annually contribute an amount equal to the minimum required contribution per IRS rules and regulations, plus additional amounts at AFMICSI's discretion. Benefit restrictions required under the Pension Protection Act of 2006 do not apply in 2022 or 2021 given the funded status of the Plan. Pension expense of approximately $333, $647, and $2,255 was allocated to the Company during 2022, 2021, and 2020, respectively.
AFMICSI's qualified pension plan merged with that of a subsidiary as of December 31, 2020. This merger did not impact the overall valuation of the qualified plan's net assets or benefit obligation.
AFMICSI also sponsors a qualified contributory 401(k) plan (the American Family 401(k) Plan) in which employees of AFMICSI and other enterprise subsidiaries are eligible to participate. Employees who choose to participate in the American Family 401(k) Plan may contribute up to 50% of eligible compensation, in 1% intervals, subject to IRS limitations. AFMICSI is required to make contributions each payroll period to a trust fund. AFMICSI’s contributions are based on a formula with a 100% match on the first 3% of eligible contributions plus 50% on the next 2% of eligible contributions for a maximum annual contribution of 4% of participants' eligible compensation. The expense allocated to the Company related to the American Family 401(k) Plan during 2022, 2021, and 2020 amounted to $1,490, $1,385, and $926, respectively.
AFMICSI provides certain health care benefits to substantially all employees of AFMICSI and other enterprise subsidiaries and contributes toward eligible employees’ postretirement health care using a fixed amount for each year of eligible service. Certain employees may also receive health care benefits upon retirement via conversion of unused sick days earned prior to 2008. In addition, AFMICSI provides most employees of AFMICSI and other enterprise subsidiaries with a life insurance benefit, for which AFMICSI and enterprise subsidiaries (for purposes of this paragraph only, "the Companies") absorb substantially all of the cost. The Companies’ portions of the costs of these programs are unfunded. The Companies sponsor no other significant postretirement benefit plans and use a measurement date of December 31 for valuing pension and other postretirement benefit plans.
An expense of $6,535, $2,033, and $2,742 was allocated to the Company for compensated absences and postemployment benefits during 2022, 2021, and 2020 respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

6.	Capital and Surplus and Shareholder’s Dividend Restrictions
The apportionment of unassigned surplus between participating policyholders and the shareholder was assigned as follows:
Unassigned surplus held for the benefit of policyholders at December 31, 2022 and 2021 totaled $0 while unassigned surplus held for the benefit of the shareholder was $428,480 and $416,678 at December 31, 2022 and 2021, respectively.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2022 has been contributed to the product lines of the Company as follows: $187,644 to participating products and $132,221 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $108,615 is held in a stockholder surplus account.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2021 was contributed to the product lines of the Company as follows: $211,151 to participating products and $73,005 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $132,522 is held in a stockholder surplus account.
The portion of unassigned funds (surplus) represented or (reduced) by each item below at December 31, is as follows:
	2022	2021

Unrealized gains and losses	$ 667	$ 1,077
Nonadmitted assets	136,347	96,440
Asset valuation reserves	35,684	29,436
In 2022, 2021, and 2020, the Company paid extraordinary dividends of $0, $0, and $300,000, respectively, to AmFam, Inc. The Company received approval from the Office of the Commissioner of Insurance of the State of Wisconsin in advance of payment. In 2022, 2021, and 2020, the Company paid ordinary dividends of  $39,000, $0, and $0, respectively, to AmFam, Inc.
7.	Commitments and Contingencies
The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.
The Company is at times involved in lawsuits which are related to operations. In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company. Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company’s statutory financial statements.
The Company is liable for mandatory assessments that are levied by the life & health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. As of December 31, 2022 and 2021, the guaranty fund liability was $295 and $177, respectively, based on information received from the states in which the Company writes business. The guaranty fund assets related to future premium tax credits were $928 and $1,123 as of December 31, 2022 and 2021, respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

8.	Separate Accounts
The separate accounts held by the Company relate to VUL and VA products, which do not contain any guarantee of minimum returns. There were no securities lending transactions in the separate accounts in 2022 or 2021. See Note 1(l) for further information on the Company's separate accounts.
Information regarding the non-guaranteed separate accounts of the Company as of December 31 is as follows:
	2022	2021

Premiums, considerations or deposits	$ 13,574	$ 14,975

Reserves
For accounts with assets at fair value	$ 316,839	$ 391,273

Total reserves	316,839	391,273

By withdrawal characteristics:
At fair value	316,839	391,273

Total reserves	$ 316,839	$ 391,273
Reconciliation of Net Transfers to (from) Separate Accounts
Transfers as reported in the statutory statements of operations are as follows for the years ended December 31:
	2022	2021	2020

Transfers to separate accounts	$ 13,574	$ 14,975	$ 15,286
Transfers from separate accounts	(28,677)	(37,612)	(31,119)
Reinsurance ceded transfers	15,103	22,637	15,833

Net transfers to (from) separate accounts	$ —	$ —	$ —
The reinsurance ceded transfers pertain to the VUL and VA reinsurance agreement with KCL, as disclosed in Note 1(i).
9.	Debt
The Company is a member of the FHLBC, and through its membership, the Company has access to collateralized advances. In its statutory balance sheets, the Company presents the liability for advances taken based on use of the funds, with advances for general corporate purposes presented in other liabilities and advances to earn incremental investment income (i.e., funding agreements) presented in liability for deposit-type contracts.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2022, 2021, and 2020
(in thousands of dollars)

The following summarizes the Company's FHLBC borrowings for general corporate purposes as of and for the years ended December 31:
			2022			2021
Issue Date	Interest Rate	Face Amount	Carry Value	Interest Paid	Interest Accrued	Carry Value	Interest Paid	Interest Accrued	Maturity Date
5/21/2021	0.00%	$ 5,000	$ —	$ —	$ —	$ 5,000	$ —	$ —	5/23/2022

			$ —	$ —	$ —	$ 5,000	$ —	$ —
Total obligations outstanding under funding agreements were $197,846 and $0, and total reserves established were $198,838 and $0 for the years ended December 31, 2022 and 2021, respectively. See Note 1(e) for further information on deposit-type contract liabilities.
All advances are fully-collateralized with stock and qualified securities. The shares in FHLBC stock are considered Class B shares not eligible for redemption and are recorded as common stock in the statutory balance sheets.
The following summarizes general account FHLBC capital stock balances as of December 31:
(in thousands of dollars, except share amounts)	2022	2021

Shares outstanding	89,031	5,296

Membership stock - Class B	$ 471	$ 308
Activity stock	8,432	100
Excess stock	—	122
Aggregate total - carrying value	8,903	530
Actual or estimated maximum borrowing capacity	197,846	14,451
Collateral pledged - fair value	269,030	5,710
Collateral pledged - carrying value	301,027	5,722
Total borrowing	—	5,000
Borrowing capacity at December 31 is calculated as the carrying value of specific lots of  FHLBC stock multiplied by either 22 or 50 as the Company holds a mix of 22-1 and 50-1 stock. The Company has borrowing capacity net of outstanding advances of $0 and $9,451 as of December 31, 2022 and 2021, respectively.

SUPPLEMENTAL INFORMATION

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company

We have audited the statutory financial statements of American Family Life Insurance Company
(the "Company") as of December 31, 2022 and for the year then ended and our report thereon appears on page 1 of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, summary investment schedule, investment risk interrogatories, and reinsurance interrogatories (collectively referred to as the "supplemental schedules") of the Company as of
December 31, 2022 and for the year then ended are presented to comply with the National
Association of Insurance Commissioners' Annual Statement Instructions and Accounting
Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/Pricewaterhouse Coopers, LLP
February 28, 2023

American Family Life Insurance Company
Supplemental Schedule of Assets and Liabilities
December 31, 2022    Schedule I
(in thousands of dollars)

Investment income earned
Government bonds	$ 2,718	Common stocks - market value	$ 65,234
Other bonds (unaffiliated)	176,341	Short-term investments - book value	6,545
Bonds of affiliates	—	Real estate	—
Common stocks (unaffiliated)	461	Cash on deposit	(9,651)
Mortgage loans	24,532	Cash equivalents	123,602
Real estate	—	Life insurance in force
Premium notes, policy loans, and liens	12,179	Ordinary	107,309,321
Short-term investments	1,980	Credit life	—
Other invested assets	(759)	Group life	4,856,314
Aggregate write-ins for investment income	112
Gross investment income	$ 217,564	Amount of accidental death insurance in force under ordinary policies	556,933

Mortgage loans - book value		Life insurance policies with disability provisions in force
Residential mortgages	$ —	Ordinary	27,704,406
Commercial mortgages	635,005
		Supplemental contracts in force
Total mortgages	$ 635,005	Ordinary - not involving life contingencies
		Amount on deposit	21,892
Mortgage loans - book value		Income payable	4,254
Good standing	$ 635,005
Good standing with restructured terms	—	Ordinary - involving life contingencies
In the process of foreclosure	—	Amount on deposit	11,913
		Income payable	1,275
Total mortgages	$ 635,005
		Annuities
Bonds and short-term investments by		Ordinary:
Maturity - statement value		Deferred - fully paid account balance	40,289
Due within one year or less	$ 197,049	Deferred - not fully paid account balance	229,299
Over 1 year through 5 years	831,852
Over 5 years through 10 years	1,014,110	Deposit funds and dividend accumulations
Over 10 years through 20 years	1,014,938	Deposit funds - account balance	7,050
Over 20 years	1,168,591	Dividend accumulations - account balance	223,176
No maturity date	53,505
		Claim payments 2022
Total by maturity	$ 4,280,045	Other coverages that use developmental
		methods to calculate claims reserves
Bonds and short-term investments by class - statement value		2022	—
Class 1	$ 2,562,265	2021	—
Class 2	1,675,327	2020	—
Class 3	42,453	2019	—
Class 4	—	2018	—
Class 5	—	2017	—
Class 6	—	Prior	—
Total by class	$ 4,280,045

Total bonds and short-term investments publicly traded	$ 2,930,945
Total bonds and short-term investments privately placed	1,349,100
Total public and private	$ 4,280,045

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Schedule of Assets and Liabilities
December 31, 2022    Schedule II
(in thousands of dollars)

			Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
			1	2	3	4	5	6
			Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1	Long-term bonds
	1.01	U.S. governments	$ 106,890	2.03%	$ 106,890	$ —	$ 106,890	2.04%
	1.02	All other government	—	—	—	—	—	—
	1.03	U.S. states, territories and possessions, etc. guaranteed	21,403	0.41	21,403	—	21,403	0.41
	1.04	U.S. political subdivisions of states, territories and possessions, guaranteed	59,222	1.13	59,222	—	59,222	1.13
	1.05	U.S. special revenue and special assessment obligations, etc. non-guaranteed	340,235	6.47	340,235	—	340,235	6.48
	1.06	Industrial and miscellaneous	3,683,196	70.00	3,683,196	—	3,683,196	70.17
	1.07	Hybrid securities	—	—	—	—	—	—
	1.08	Parent, subsidiaries and affiliates	—	—	—	—	—	—
	1.09	SVO identified funds	53,505	1.02	53,505	—	53,505	1.02
	1.10	Unaffiliated bank loans	—	—	—	—	—	—
	1.11	Certificates of deposit	—	—	—	—	—	—
2	Preferred stocks
	2.01	Industrial and miscellaneous (Unaffiliated)	—	—	—	—	—	—
	2.02	Parent, subsidiaries and affiliates	—	—	—	—	—	—
3	Common stocks
	3.01	Industrial and miscellaneous Publicly traded (Unaffiliated)	13,319	0.25	13,319	—	13,319	0.25
	3.02	Industrial and miscellaneous Other (Unaffiliated)	—	—	—	—	—	—
	3.03	Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
	3.04	Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
	3.05	Mutual funds	—	—	—	—	—	—
	3.06	Unit investment trusts	—	—	—	—	—	—
	3.07	Closed-end funds	—	—	—	—	—	—
	3.08	Exchange traded funds	51,915	0.99	51,915	—	51,915	0.99
4	Mortgage loans
	4.01	Farm mortgages	—	—	—	—	—	—
	4.02	Residential mortgages	—	—	—	—	—	—
	4.03	Commercial mortgages	635,005	12.07	635,005	—	635,005	12.10
	4.04	Mezzanine real estate loans	—	—	—	—	—	—
	4.05	Total valuation allowance	—	—	—	—	—	—
5	Real estate
	5.01	Properties occupied by Company	—	—	—	—	—	—
	5.02	Properties held for production of income	—	—	—	—	—	—
	5.03	Properties held for sale	—	—	—	—	—	—
6	Cash, cash equivalents and short-term investments
	6.01	Cash	(9,652)	(0.18)	(9,652)	—	(9,652)	(0.18)
	6.02	Cash equivalents	123,602	2.35	123,602	—	123,602	2.35
	6.03	Short-term investments	6,545	0.12	6,545	—	6,545	0.12
7	Contract loans		166,881	3.17	164,100	—	164,100	3.12
8	Derivatives		—	—	—	—	—	—
9	Other invested assets		9,405	0.17	—	—	—	—
10	Receivables for securities		34	—	34	—	34	—
11	Securities lending		—	—	—	—	—	—
12	Aggregate write-ins for invested assets		—	—	—	—	—	—
13	Total invested assets		$ 5,261,505	100.00%	$ 5,249,319	$ —	$ 5,249,319	100.00%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2022   Schedule III
(in thousands of dollars)

1.	Reporting entity's total admitted assets as reported on Page 2 of this annual statement.				$ 5,359,432

2.	Ten largest exposures to a single issuer/borrower/investment.

		1	2	3	4
		Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

	2.01	Federal National Mortgage Association	CMO, MBS	$ 94,362	1.761%
	2.02	Federal Home Loan Mortgage Corporation	CMO, MBS	80,708	1.506
	2.03	AT&T Inc.	Bonds	58,461	1.091
	2.04	The Goldman Sachs Group, Inc.	Bonds	55,765	1.041
	2.05	JPMorgan Chase & Co.	Bonds	55,252	1.031
	2.06	Wells Fargo & Company	Bonds	51,684	0.964
	2.07	Bank of America Corporation	Bonds	48,782	0.910
	2.08	Citigroup Inc.	Bonds	41,570	0.776
	2.09	CVS Health Corporation	Bonds	40,404	0.754
	2.10	Exxon Mobil Corporation	Bonds	36,171	0.675

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

		Bonds	1	2		Preferred Stocks	3	4

	3.01	NAIC-1	$ 2,562,265	47.809%	3.07	P/RP-1	$ —	— %
	3.02	NAIC-2	1,675,327	31.259	3.08	P/RP-2	—	—
	3.03	NAIC-3	42,453	0.792	3.09	P/RP-3	—	—
	3.04	NAIC-4	—	—	3.10	P/RP-4	—	—
	3.05	NAIC-5	—	—	3.11	P/RP-5	—	—
	3.06	NAIC-6	—	—	3.12	P/RP-6	—	—

4.	Assets held in foreign investments:
	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [ X]
If response to 4.01 above is yes, responses are not required for interrogatories 5 -10.
	4.02	Total admitted assets held in foreign investments	$ 473,676	8.838%
	4.03	Foreign currency-denominated investments	—	—
	4.04	Insurance liabilities denominated in that same foreign currency	—	—

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
			1	2
	5.01	Countries designated NAIC-1	$ 455,556	8.500%
	5.02	Countries designated NAIC-2	12,960	0.242
	5.03	Countries designated NAIC-3 or below	5,160	0.096

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2022   Schedule III
(in thousands of dollars)

6.	Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:
				1	2
		Countries designated NAIC-1:
	6.01	Country 1:	Cayman Islands	$ 151,195	2.821%
	6.02	Country 2:	Jersey	77,629	1.448
		Countries designated NAIC-2:
	6.03	Country 1:	Mexico	8,982	0.168
	6.04	Country 2:	India	3,978	0.074
		Countries designated NAIC-3 or below:
	6.05	Country 1:	Virgin Islands, British	4,109	0.077
	6.06	Country 2:	Barbados	1,052	0.020

		1	2

7.	Aggregate unhedged foreign currency exposure	$ —	— %

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:
			1	2

	8.01	Countries designated NAIC-1	$ —	— %
	8.02	Countries designated NAIC-2	—	—
	8.03	Countries designated NAIC-3 or below	—	—

9.	Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:
		Countries designated NAIC-1:	1	2

	9.01	Country 1:	$ —	— %
	9.02	Country 2:	—	—
Countries designated NAIC-2:
	9.03	Country 1:	—	—
	9.04	Country 2:	—	—
Countries designated NAIC-3 or below:
	9.05	Country 1:	—	—
	9.06	Country 2:	—	—

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1	2	3	4
		Issuer	NAIC Designation	Amount	Percent

	10.01	HSBC Holdings plc	1FE, 2FE	$ 20,989	0.392%
	10.02	Apidos Clo Xl Ltd.	1FE	20,000	0.373
	10.03	Kkr Clo 49 Ltd.	1FE	20,000	0.373
	10.04	Shell International Finance B.V.	1FE	15,057	0.281
	10.05	ArcelorMittal S.A.	2FE	14,353	0.268
	10.06	Corporación Nacional del Cobre de Chile	1FE	13,460	0.251
	10.07	Deutsche Telekom International Finance B.V.	2FE	12,942	0.241
	10.08	Barrick (PD) Australia Finance Pty Limited	1FE	12,238	0.228
	10.09	Vodafone Group Public Limited Company	2FE	11,497	0.215
	10.10	Tencent Holdings Limited	1FE	10,643	0.199

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2022   Schedule III
(in thousands of dollars)

11.	Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?		Yes [X ] No [ ]
If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
			1	2

	11.02	Total admitted assets held in Canadian investments	$ —	— %
	11.03	Canadian-currency-denominated investments	—	—
	11.04	Canadian-denominated insurance liabilities	—	—
	11.05	Unhedged Canadian currency exposure	—	—

12.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

		1	2	3

	12.02	Aggregate statement value of investments with contractual sales restrictions	$ —	— %

Largest three investments with contractual sales restrictions:
	12.03		—	—
	12.04		—	—
	12.05		—	—

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

	13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?		Yes [X] No [ ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

		1	2	3
Issuer

	13.02		$ —	— %
	13.03		—	—
	13.04		—	—
	13.05		—	—
	13.06		—	—
	13.07		—	—
	13.08		—	—
	13.09		—	—
	13.10		—	—
	13.11		—	—

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2022   Schedule III
(in thousands of dollars)

14.	Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 14.01 is yes, responses are not required for 14.02 through 14.05.

		1	2	3
	14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ —	— %
Largest three investments held in nonaffiliated, privately placed equities:
	14.03		—	—
	14.04		—	—
	14.05		—	—

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	Northern Institutional Funds - Treasury Portfolio	$ 114,553	$ —	$ 114,553
14.07	Vanguard Index Funds - Vanguard S&P 500 ETF	51,915	—	51,915
14.07	iShares Trust - iShares iBoxx $ Investment Grade Corporate	30,148	30,148	—
14.08	DBX ETF Trust - Xtrackers Low Beta High Yield Bond ETF	23,356	23,356	—
14.10		—	—	—
14.11		—	—	—
14.12		—	—	—
14.13		—	—	—
14.14		—	—	—
14.15		—	—	—

15.	Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

	15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.
		1	2	3

	15.02	Aggregate statement value of investments held in general partnership interests	$ —	— %
Largest three investments in general partnership interests:
	15.03		—	—
	15.04		—	—
	15.05		—	—

16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?		Yes [ ] No [ X]

		If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
		1	2	3
		Type (Residential, Commercial, Agricultural)

	16.02	Commercial Mortgage 854	$ 25,958	0.484%
	16.03	Commercial Mortgage 923	11,025	0.206
	16.04	Commercial Mortgage 803	9,950	0.186
	16.05	Commercial Mortgage 764	9,869	0.184
	16.06	Commercial Mortgage 746	9,715	0.181
	16.07	Commercial Mortgage 718	9,285	0.173
	16.08	Commercial Mortgage 914	8,811	0.164
	16.09	Commercial Mortgage 912	7,958	0.148
	16.10	Commercial Mortgage 817	7,668	0.143
	16.11	Commercial Mortgage 757	7,429	0.139

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2022   Schedule III
(in thousands of dollars)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
Loans

16.12	Construction loans	$ —	— %
16.13	Mortgage loans over 90 days past due	—	—
16.14	Mortgage loans in the process of foreclosure	—	—
16.15	Mortgage loans foreclosed	—	—
16.16	Restructured mortgage loans	—	—

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

			Residential		Commercial		Agricultural
		Loan to Value	1	2	3	4	5	6

	17.01	Above 95%	$ —	— %	$ —	— %	$ —	— %
	17.02	91% to 95%	—	—	—	—	—	—
	17.03	81% to 90%	—	—	—	—	—	—
	17.04	71% to 80%	—	—	—	—	—	—
	17.05	Below 70%	—	—	635,005	11.848	—	—

18.	Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
Largest five investments in any one parcel or group of contiguous parcels of real estate.
Description
		1	2	3

	18.02		$ —	— %
	18.03		—	—
	18.04		—	—
	18.05		—	—
	18.06		—	—

19.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
		1	2	3
		Description	Amount	Percent

	19.02	Aggregate statement value of investments held in mezzanine real estate loans	$ —	— %
Largest three investments held in mezzanine real estate loans:
	19.03		—	—
	19.04		—	—
	19.05		—	—

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2022   Schedule III
(in thousands of dollars)

20.	Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
		Description	1	2	3	4	5
	20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 35,913	0.670%	$ 93,746	$ 25,204	$ 31,979
	20.02	Repurchase agreements	—	—	—	—	—
	20.03	Reverse repurchase agreements	—	—	—	—	—
	20.04	Dollar repurchase agreements	—	—	—	—	—
	20.05	Dollar reverse repurchase agreements	—	—	—	—	—

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
			Owned		Written
			1	2	3	4

	21.01	Hedging	$ —	— %	$ —	— %
	21.02	Income generation	—	—	—	—
	21.03	Other	—	—	—	—

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
			1	2	3	4	5

	22.01	Hedging	$ —	— %	$ —	$ —	$ —
	22.02	Income generation	—	—	—	—	—
	22.03	Replications	—	—	—	—	—
	22.04	Other	—	—	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
			1	2	3	4	5

	23.01	Hedging	$ —	— %	$ —	$ —	$ —
	23.02	Income generation	—	—	—	—	—
	23.03	Replications	—	—	—	—	—
	23.04	Other	—	—	—	—	—

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2022   Schedule IV
(in thousands of dollars)

1
Disclose any reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that includes a provision, which limits the reinsurer’s assumption of significant risks identified as in A-791. Examples of risk limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect. If true, indicate the number of reinsurance contracts to which such provisions apply. For contracts subject to A-791, indicate if deposit accounting was applied for all contracts, which limit significant risks.
N/A

2
Disclose any reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk. Examples of risk limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect. If true, indicate the number of reinsurance contracts to which such provisions apply. If affirmative, indicate if the reinsurance credit was reduced for the risk limiting features.
N/A

3	Disclose if any reinsurance contracts contain features (except reinsurance contracts with a federal or state facility) described below which result in delays in payment in form or in fact:		N/A
a.
Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

	b.	Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4
Disclose if the reporting entity has reflected reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61R and identify the type of contracts and the reinsurance contracts.
N/A
	a.	Assumption Reinsurance – new for the reporting period.
	b.	Non-proportional reinsurance, which does not result in significant surplus relief. If yes, indicate if the insured event(s) triggering contract coverage has been recognized.

5
Disclose if the reporting entity ceded any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement, and either:
N/A
	a.	Accounted for that contract as reinsurance under statutory accounting principles (“SAP”) and as a deposit under generally accepted accounting principles (“GAAP”); or
	b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP.

6	If affirmative disclosure is required for item 5 above, explain why the contract(s) is (are) treated differently for GAAP and SAP.		N/A

See Report of Independent Auditors on Supplementary Information

Part C
Item 27.	Exhibits
(a)		Certified resolution of the Board of Directors of American Family Life Insurance Company (the “Company”) authorizing establishment of American Family Variable Account II (the “Variable Account”).[1]
(b)		Not applicable.
(c)	(1)	Form of Distribution Agreement.[2]
	(2)	Form of Registered Representative Agreement.[2]
	(3)	Form of Variable Contract Distribution and Principal Underwriting Agreement.[5]
(d)		Form of Contract for the Individual Flexible Premium Variable Annuity.[1]
(e)		Form of Application for the Individual Flexible Premium Variable Annuity.[1]
(f)	(1)	Articles of Incorporation of American Family Life Insurance Company.[1]
	(2)	By-Laws of American Family Life Insurance Company.[1]
(g)		Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]
(h)	(1)
Form of Participation Agreement between Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company.[2]

	(2)	Form of Amendment to Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [3]
	(3)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [4]
	(4)	Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company.[5]
(i)	(1)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]
	(2)	Form of Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]
(j)		Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. [3]
(k)		Opinion and Consent of Krystle L. Garcia, Esq. [7]
(l)	(1)	Consent of Eversheds Sutherland (US) LLP. [7]
	(2)	Consent of Independent Registered Public Accounting Firm.[7]
	(3)	Consent of Krystle L. Garcia, Esq.[7]
(m)		No financial statements will be omitted from Item 27.
(n)		Not applicable.
(o)		Not applicable.
(p)		Powers of Attorney.[6]
[1]	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-45592) filed September 12, 2000.
[2]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-45592) filed on March 2, 2001.
[3]	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration, Statement on Form N-4 (File No. 333-45592) filed on April 27, 2007.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 25, 2008.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on October 25, 2013.
[6]	Filed herein.

Item 28.	Directors and Officers of American Family Life Insurance Company
Name and Principal Business Address*	Position and Office with Depositor
William Todd Fancher	Director, President
David C. Holman	Director, Secretary
Troy P. Van Beek	Director, Treasurer
Jeffrey J. Swalve	Director
Telisa L. Yancy	Director, Chairperson of the Board
Mary A. Theilen	Assistant Treasurer
Lauren K. Powell	Assistant Secretary
*	Principal business address for each officer and director listed is 6000 American Parkway, Madison, Wisconsin 53783.
Item 29.	Persons Controlled By or Under Common Control With the Depositor or Registrant
NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
American Family Insurance Mutual Holding Company	WI	Mutual Holding Company
AmFam Holdings, Inc.	WI	Owned by American Family Insurance Mutual Holding Company
American Family Mutual Insurance Company, S.I.	WI	Owned by AmFam Holdings, Inc.
AmFam, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Brokerage, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Life Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Wisconsin	WI	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Ohio	WI	Ownership of all voting securities by AmFam, Inc.
AFICS, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
The AssureStart Insurance Agency LLC	WI	Controlled by American Family Mutual Insurance Company, S.I.
American Family Insurance Institute for Corporate and Social Impact, Inc.	WI	Owned by AmFam Holdings, Inc.
New Ventures, LLC	WI	Owned by AmFam Holdings, Inc.
AmFam VC Management LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund III GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund IV GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC SPV II, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC SPV I, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund III LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund IV LP	DE	AmFam VC Fund IV GP, LLC, general partner; New Ventures, LLC, managing member
Adjacency Holdings, Inc.	WI	Owned by AmFam Holdings, Inc.
Moonrise, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
Networked Insights, Inc.	DE	Ownership of all voting securities by Adjacency Holdings, Inc.
SHGI Corp.	NC	Ownership of all voting securities by Adjacency Holdings, Inc.
Opterrix, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.
AmFam QOF, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; American Family Life Insurance Company, member
Milwaukee AMBROZ, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; AmFam QOF, LLC, member
Bowhead Insurance Holdings, LP	DE	Owned 30% by American Family Mutual Insurance Company, S.I.
Midvale Indemnity Company	WI	Ownership of all voting securities by AmFam, Inc.
PGC Holdings Corp.	DE	Ownership of all voting securities by AmFam, Inc.
Permanent General Assurance Corp. of OH	WI	Ownership of all voting securities by PGC Holdings Corp.
Permanent General Companies, Inc.	TN	Ownership of all voting securities by PGC Holdings Corp.
The General Automobile Insurance Company, Inc.	WI	Ownership of all voting securities by Permanent General Assurance Corp. of OH
Permanent General Assurance Corporation	WI	Ownership of all voting securities by Permanent General Companies, Inc.
PGA Service Corporation	TN	Ownership of all voting securities by Permanent General Assurance Corporation
The General Automobile Insurance Services of Texas, Inc.	TX	Ownership of all voting securities by PGA Service Corporation
The General Automobile Insurance Services of Ohio, Inc.	OH	Ownership of all voting securities by PGA Service Corporation
The General Automobile Insurance Services of Georgia, Inc.	GA	Ownership of all voting securities by PGA Service Corporation
The General Automobile Insurance Services, Inc.	CA	Ownership of all voting securities by PGA Service Corporation
The General Automobile Insurance Services of Louisiana, Inc.	LA	Ownership of all voting securities by PGA Service Corporation
Homesite Group Incorporated	DE	Ownership of all voting securities by AmFam, Inc.
Homesite Underwriting Managers LLC	DE	Controlled by Homesite Group Incorporated
Homesite Insurance Company of the Midwest	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Indemnity Company	WI	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of California	CA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of New York	NY	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Georgia	GA	Ownership of all voting securities by Homesite Underwriting Managers LLC

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
Homesite Insurance Company of Illinois	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Florida	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Lloyds’s of Texas	TX	Ownership of all voting securities by Texas-South of Homesite, Inc.
Homesite Insurance Agency, Inc.	MA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Texas-South of Homesite, Inc.	TX	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite General Agent LLC	DE	Controlled by Homesite Group Incorporated
Trusted Resource Underwriters, LLC	DE	Ownership of all voting securities by Homesite Group Incorporated
Trusted Resource Insurance Agency, LLC	DE	Ownership of all voting securities by Trusted Resource Underwriters, LLC
Trusted Resource Underwriters Exchange	FL	Ownership of all voting securities by Homesite Group Incorporated
American Family Connect Property and Casualty Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Family Connect Insurance Company	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company
American Family Connect Insurance Agency, Inc.	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company
Bold Penguin, Inc.	DE	Ownership of all voting securities by AmFam, Inc.
Bold Penguin Company, LLC	OH	Controlled by Bold Penguin, Inc.
ClaimKit, Inc.	DE	Ownership of all voting securities by Bold Penguin, Inc.
Glacier Rentals, LLC	OH	Controlled by Bold Penguin, Inc.
Main Street America Group Inc.	FL	Ownership of all voting securities by AmFam, Inc.
NGM Insurance Company	FL	Ownership of all voting securities by Main Street America Group Inc.
Main Street America Financial Corporation	NH	Ownership of all voting securities by NGM Insurance Company
Main Street America Assurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
Old Dominion Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Insurance Company	SC	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Protection Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Information Systems & Services Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Holding, Inc.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Capital Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Austin Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
Spring Valley Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Grain Dealers Mutual Insurance Company	IN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Item 30.	Indemnification
(a) Under its By-laws, American Family, to the full extent permitted by the Wisconsin Business Corporation Law, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer or employee of American Family, as provided below.
By-laws of American Family Life Insurance Company (as amended November 1, 1998)
Article VII of American Family Life Insurance Company’s By-laws provides, in part:
INDEMNIFICATION OF DIRECTORS AND OFFICERS
To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not be limited to, judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.
Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(b) Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and Sunset Financial Services, Inc. (“Distributor”) entered into on October 9, 2013, provides substantially as follows:
8.	Indemnification
a.
By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by AFLIC of any provision of this Agreement.
This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b.
By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by Distributor of any provision of this Agreement.
This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
c.
General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.

d.
Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

Item 31.	Principal Underwriter
(a)
Until January 18, 2014, American Family Securities, LLC acted as the registrant’s principal underwriter. It also acted as the principal underwriter for American Family Variable Account I. Beginning on January 18, 2014, Sunset Financial Services, Inc. became the registrant’s principal underwriter and the principal underwriter for American Family Variable Account I.

(b)	Officers and Directors of Sunset Financial Services, Inc. and their addresses are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Director, Chairman of the Board
Walter E. Bixby	Director
Janice L. Brandt	Vice President, Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
David A. Laird	Director
A. Craig Mason Jr.	Director, Secretary
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Ellee P. Sibbing	Treasurer
Kelly T. Ullom	Director, President
*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)
Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Sunset Financial Services, Inc.	$ 0	None	N/A	N/A

Item 32.	Location of Books and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940, as amended, and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and at 3520 Broadway Avenue, Kansas City, Missouri 64111-2565.
Item 33.	Management Services
All management contracts are discussed in Part A or Part B of this registration statement.
Item 34.	Fee Representation
        American Family Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account II and American Family Life Insurance Company certify that they meet all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on April 20, 2023.
AMERICAN FAMILY VARIABLE ACCOUNT II (REGISTRANT)
		By:	*
William Todd Fancher President American Family Life Insurance Company
AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)
		By:	*
William Todd Fancher President
*By:	/s/ Krystle L. Garcia		As Attorney-in-Fact pursuant to Power of Attorney
Krystle L. Garcia

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on April 20, 2023.
	Signatures	Title

	*	Director, President
	WILLIAM TODD FANCHER	(Principal Executive Officer)

	*	Director, Treasurer
	TROY P. VAN BEEK	(Principal Financial Officer)

	*	Assistant Treasurer
	MARY A. THEILEN	(Principal Accounting Officer)

	*	Director, Secretary
DAVID C. HOLMAN

	*	Director
JEFFREY J. SWALVE

	*	Director, Chairperson of the Board
TELISA L. YANCY

*By:	/s/ Krystle L. Garcia	As Attorney-in-Fact pursuant to Power of Attorney
KRYSTLE L. GARCIA

EXHIBIT INDEX
(k)	Opinion and Consent of Krystle L. Garcia, Esq.
(l)(1)	Consent of Eversheds Sutherland (US) LLP
(2)	Consent of Independent Registered Public Accounting Firm
(3)	Consent of Krystle L. Garcia, Esq.
(p)	Powers of Attorney